Exhibit 10.2








                     CAPITAL BANCORP EMPLOYEES' PENSION PLAN

                                (AS AMENDED 1994)





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                                TABLE OF CONTENTS

                                                                 Page No.
ARTICLE 1 - DEFINITIONS

      1.1            Accrued Benefit                                1
      1.2            Actuarial Equivalent                           2
      1.3            Anniversary Date                               4
      1.4            Annuity                                        4
      1.5            Annuity Starting Date                          4
      1.6            Applicable Computation Period                  4
      1.7            Average Compensation                           4
      1.8            Beneficiary                                    5
      1.9            Board of Directors                             5
      1.10           Code                                           5
      1.11           Committee                                      5
      1.12           Company                                        5
      1.13           Compensation                                   5
      1.14           Controlled or Affiliated Service Group         7
      1.15           Covered Compensation                           7
      1.16           Defined Benefit Plan -
                       Defined Contribution Plan                    8
      1.17           Disability                                     8
      1.18           Earliest Commencement Date                     8
      1.19           Effective Date/Supplemental Effective
                       Date                                         8
      1.20           Election Period                                8
      1.21           Employee/Eligible Employee/Leased Employee     8
      1.22           Employer                                       9
      1.23           ERISA                                          9
      1.24           Highly Compensated Employee/
                       Nonhighly Compensated Employee               9
      1.25           Normal Form of Retirement Income              12
      1.26           PBGC                                          12
      1.27           Participant (Active, Inactive,
                        Retired and Vested)                        12
      1.28           Plan                                          12
      1.29           Plan Year                                     12
      1.30           Protected Spouse                              12
      1.31           Qualified Domestic Relations Order            12
      1.32           Retirement                                    13
      1.33           Retirement Dates (Normal, Early,
                       Deferred and Disability)                    13
      1.34           Service (Break-in-Service, Month of
                       Service, Year of Service, Hour of
                       Employment)                                 13
      1.35           Social Security Retirement Age                15
      1.36           Straight Life Annuity                         16
      1.37           Trust Agreement                               16
      1.38           Trustee                                       16
      1.39           Trust Fund                                    16

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                          TABLE OF CONTENTS

                                                                PAGE NO.

ARTICLE 2 - ELIGIBILITY AND PARTICIPATION

      2.1            Eligibility for Participation                 17
      2.2            Change in Employment Status                   17


ARTICLE 3 - CONTRIBUTIONS

      3.1            Company Contributions                         19
      3.2            Participant Contributions                     19
      3.3            Payment of Contributions                      19
      3.4            Management of Trust Fund                      19
      3.5            Payment of Expenses                           19


ARTICLE 4 - AMOUNT OF RETIREMENT INCOME

      4.1            Upon Normal Retirement Date                   20
      4.2            Upon Deferred Retirement Date                 21
      4.3            Upon Early or Disability Retirement           21
      4.4            Upon Other Termination of Employment          22
      4.5            Maximum Benefit Limitation                    22


ARTICLE 5 - BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT

      5.1            Upon Retirement                               26
      5.2            Special Rules Upon Disability Retirement      26
      5.3            Upon Other Termination of Employment          27
      5.4            Reemployment and Repayment of Benefits        27


ARTICLE 6 - OPTIONAL FORMS OF RETIREMENT INCOME

      6.1            Optional Forms                                29
      6.2            Rules and Regulations                         30
      6.3            Automatic Spouse Benefit                      31


ARTICLE 7 - BENEFITS PAYABLE UPON DEATH

      7.1            Before Income Commencement                    32
      7.2            Subsequent to Income Commencement             33
      7.3            Definition and Rules Governing Death
                             Benefits                              33


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                                TABLE OF CONTENTS

                                                                  PAGE NO.


ARTICLE 8 - REGULATIONS GOVERNING PAYMENT OF BENEFITS

      8.1            Duplication of Benefits                       35
      8.2            Claim Procedure for Benefits                  35
      8.3            Commencement of Benefits                      36
      8.4            Method and Form of Payment of Benefits        39
      8.5            Disposition of Unclaimed Benefits             41
      8.6            Non-Assignability                             41
      8.7            Substitute Payee                              41
      8.8            Satisfaction of Liability                     42
      8.9            Limit For 25 Highest Paid Employees           42
      8.10           Direct Rollover to Eligible Retirement Plans  46


ARTICLE 9 - ADMINISTRATION OF THE PLAN

      9.1            Assignment of Administrative Authority        48
      9.2            Organization and Operation of the Committee   48
      9.3            Authority and Responsibility                  49
      9.4            Records and Reports                           50
      9.5            Required Information                          50
      9.6            Fiduciary Liability                           50
      9.7            Payment of Expenses                           51
      9.8            Indemnification                               51
      9.9            Qualified Domestic Relations Orders           51


ARTICLE 10 - AMENDMENT, MERGER AND TERMINATION OF THE PLAN

      10.1           Amendment
      10.2           Merger of Plans                               55
      10.3           Partial Termination                           56
      10.4           Termination                                   56


ARTICLE 11 - PARTICIPATING COMPANIES

      11.1           Adoption by Other Entities                    60
      11.2           Actuarial Valuation                           60
      11.3           Alternative Provisions                        60
      11.4           Right to Withdraw                             60
      11.5           Procedure Upon Withdrawal                     60


ARTICLE 12 - TOP-HEAVY PROVISIONS

      12.1           Top-Heavy Provisions                          62
      12.2           Definitions                                   62
      12.3           Minimum Accrued Benefit                       65
      12.4           Minimum Vesting                               66
      12.5           Limitation on Benefits                        66

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                                TABLE OF CONTENTS

                                                                  PAGE NO.

ARTICLE 13 - GENERAL PROVISIONS

      13.1           Exclusiveness of Benefits                     67
      13.2           Limitation of Rights                          67
      13.3           Construction of Agreement                     67
      13.4           Severability                                  67
      13.5           Titles and Headings                           68
      13.6           Counterparts as Original                      68


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                     CAPITAL BANCORP EMPLOYEES' PENSION PLAN

                                (AS AMENDED 1994)


                              STATEMENT OF PURPOSE

Capital Bancorp has had in effect since January 1, 1983 the Capital Bancorp Employees' Pension Plan, to which it made contributions for the purpose of providing benefits for its eligible employees and their beneficiaries, in the manner and to the extent set forth in such plan, which plan was fully restated in 1985 and 1989.

The Capital Bancorp Employees' Pension Plan (As Amended 1994), hereinafter set forth, and its related trust agreement constitutes an amendment in its entirety to said plan which is continued effective as of January 1, 1994 with respect to employees and participants who have not yet retired, terminated employment or died as of such date. The rights of anyone covered under the plan before January 1, 1994, who retired, terminated employment or died before that date, shall be determined in accordance with the terms and provisions of the plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided herein.


                                    ARTICLE 1

                                   DEFINITIONS


For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine and the singular shall include the plural and the plural shall include the singular.


1.1         "ACCRUED BENEFIT"

            (a) The Normal Form of Retirement Income payable at Normal Retirement Date in an amount equal to the benefit under Subsection 4.1(a), on the basis of the Participant's Average Compensation, Covered Compensation, and Credited Service to the date he last ceased to be an Active Participant.

            (b) In no event shall a Participant's Accrued Benefit be less than the Accrued Benefit as of any preceding day except as provided under Internal Revenue Service Notice 88-131.

            (c) Notwithstanding the above and except as provided under Internal Revenue Service Notice 88-131, the Actuarial Equivalent of the Accrued Benefit payable in any form or at any time shall not be less than the benefit, in such form and at such time, which would have been payable in accordance with the terms and rates specified in the Plan
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                     before the adoption of any amendment affecting Accrued
                     Benefits based on the Participant's Accrued Benefit at such date of adoption.

1.2         "ACTUARIAL EQUIVALENT"

            A form of benefit differing in time, period or manner of payment, that replaces another and has the same value, based on actuarial assumptions, as the benefit or amount it replaces. Before the date of adoption of this restated Plan by the Board of Directors, Actuarial Equivalencies shall be determined on the basis of the provisions of the Plan then in effect. On or after such date, Actuarial Equivalencies shall be determined as follows:

            (a) For purposes of determining the lump sum value of any benefit payable, an interest rate of 8%, compounded annually and mortality rates in accordance with UP84 shall be used.

                     For Participants eligible for Retirement or whose benefit commences in accordance with Subsection 8.3(h) prior to eligibility for Retirement, such lump sum shall be valued as an immediate benefit. Notwithstanding the foregoing, if such Participant is eligible for Early Retirement, the value of such lump sum shall not be less than the value of the deferred benefit commencing at his Normal Retirement Date.

                     In the event of termination of employment under Section 5.3, the lump sum payable to a Vested Participant shall be determined as the value of a deferred benefit commencing at his Normal Retirement Date. If such Vested Participant had completed 10 Years of Service as of the date of termination of employment, the lump sum value payable on or after his attainment of age 55 shall be determined as the value of an immediate benefit as of the date selected for payment.

            (b) For purposes of determining the amount of any optional form of retirement income payable other than a lump sum distribution, an interest rate of 8% per year, compounded annually, and mortality rates in accordance with UP84 shall be used.

            (c) If any benefit is payable before a Participant's Normal Retirement Date, the Participant's Accrued Benefit will be reduced by 5/9 of 1% for each of the first 60 months and 5/18 of 1% for each of the next 60 months by which the commencement of benefits precedes the Participant's
                     Normal Retirement Date. If any benefit is to commence more than 120 months before a Participant's Normal Retirement Date, the Accrued Benefit will be additionally reduced by a 7.5% annual discount factor, charged monthly. Such reductions shall not apply to a Participant eligible for Disability on or after age 65.

            (d) If any benefit determined as of or after a Participant's Normal Retirement Date is payable at a later date, it shall be increased at the rate of 8% per year, compounded
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                     annually, with respect to the period commencement is
                     deferred.

            (e) If the commencement of any survivorship benefit is deferred by a Participant's Protected Spouse in accordance with Subsection 8.3(i), the lifetime income payable upon commencement will be based on factors as if the Participant had survived but did not continue in or return to Service with the Employer on or after the date of his death and had elected to commence benefits on such deferred date.

            (f) For purposes of determining the dollar limitation in accordance with Subsection 4.5(b)(i), Actuarial Equivalent shall mean

                     (i) for any benefit commencing before the Participant's Social Security Retirement Age, such dollar limitation shall be reduced by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (to a maximum of 24 months) by which benefits commence before the month of the Participant's Social Security Retirement Age and after the Participant's attainment of age 62. For any benefit commencing before the Participant's attainment of age 62, the dollar limitation will be additionally reduced for each month by which benefits commence before the month in which the Participant attains age 62 by the greater of the reduction determined (A) under Subsection (c) or (B) by using an interest rate of 5% and mortality rates in accordance with UP84.

                     (ii) for any benefit commencing after the Participant's Social Security Retirement Age, such dollar limitation shall be adjusted by using an interest rate of 5% and mortality rates in accordance with UP84, with respect to the period benefits are deferred.

                     Notwithstanding the above, adjustments will not reflect the mortality rates to the extent that benefits will not be forfeited upon the death of the Participant.

            (g) For purposes of Subsection 4.5(c), Actuarial Equivalent shall mean the lesser of the adjusted benefit as determined above or using an interest rate of 5% and mortality rates in accordance with UP84.

            Notwithstanding the above, the lump sum value of any benefit or the amount of any period certain option payable to a Participant on or after the first day of the Plan Year beginning in 1987 shall not be less than the amount which is equivalent to the present value of his Accrued Benefit determined using the Applicable Interest Rate and mortality rates in accordance with UP84. The lump sum value of any survivor annuity payable to a Participant's spouse shall not be less than the present value
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            determined using the Applicable Interest Rate and mortality rates in accordance with UP84.

            "Applicable Interest Rate" shall mean the interest rate or rates on the Anniversary Date preceding or coincident with the date selected for the payment of the benefit which would be used by the PBGC for purposes of determining the present value of a lump sum distribution on plan termination had the Plan terminated with insufficient assets to provide guaranteed benefits if the present value of such benefit does not exceed $25,000 and 120% of such interest rates if such present value exceeds $25,000, provided that the value based on 120% of such rates is not less than $25,000.

1.3         "ANNIVERSARY DATE"

            Each January 1 after the Effective Date.

1.4         "ANNUITY"

            A nontransferable single premium annuity contract or an annuity under a group annuity contract purchased by the Trustee on behalf of a Participant or Beneficiary from an insurance company for purposes of providing the benefits payable under the terms of the Plan.

1.5         "ANNUITY STARTING DATE"

            The first day of the first period for which an amount is payable as an annuity or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.6         "APPLICABLE COMPUTATION PERIOD"

            (a) For purposes of Hours of Employment for eligibility in accordance with Section 2.1, an Eligible Employee's first Applicable Computation Period shall be the 12-month period beginning as of the date a person first completed an Hour of Employment with an Employer. Thereafter, such Eligible Employee's Applicable Computation Period shall be each Plan Year, commencing with the Plan Year which begins after the date he first completed an Hour of Employment.

            (b) For all other purposes, Applicable Computation Period shall be the 12-month period beginning as of the first day of the month during which a person first completed an Hour of Employment with the Employer and each anniversary thereof.

1.7         "AVERAGE COMPENSATION"

            The Compensation of a Participant averaged over the five consecutive Plan Years which produce the highest average of the 10 consecutive Plan Years (or the number of full and fractional Plan Years beginning with January 1, 1983, if less than 10) ending before the first day of the month coincident with or next
                                                                           4
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            following the Participant's Normal or actual Retirement Date, whichever is applicable, or if applicable and earlier, the first day of the month following the date such Participant ceases to be an Active Participant.

            Notwithstanding the foregoing, for purposes of Disability Retirement, a Participant's Average Compensation shall be determined as of his attainment of age 65, based on the assumption that his Compensation determined as of the Anniversary Date coincident with or immediately preceding his Disability Retirement Date remains constant to his attainment of age 65 or the date of cessation of Disability, if earlier.

            Notwithstanding the above, Compensation for a Plan Year during which a Participant (a) performs no Service or (b) completes less than nine Months of Service shall not be included in determining Average Compensation.

1.8         "BENEFICIARY"

            The person designated to receive benefits payable under the Plan in the event of death. In the event a Beneficiary is not designated, the Participant's surviving spouse shall be deemed his Beneficiary or in the absence of a surviving spouse, the benefits shall be paid to the Participant's estate.

1.9         "BOARD OF DIRECTORS"

            The Board of Directors of Capital Bancorp.

1.10        "CODE"

            The Internal Revenue Code of 1986, as it may from time to time be amended or supplemented.

1.11        "COMMITTEE"

            The persons appointed in accordance with Section 9.1 to administer the Plan.

1.12        "COMPANY"

            (a) Capital Bancorp and any successor which shall maintain this Plan; and

            (b) any other business entity which duly adopts the Plan with the approval of the Board of Directors.

1.13        "COMPENSATION"

            (a) Unless otherwise indicated, the amount described in Subsection (c), exclusive of any (i) amount which is paid by the Employer but not by the Company; (ii) amount paid by the Company for any period during which the Participant's employment status did not meet the requirements of Section 1.14 and (iii) welfare benefits, fringe benefits (cash and
                                                                           5
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                     non-cash), reimbursements of other expense allowances,
                     moving expenses and deferred compensation.

                     Compensation for a Participant as the result of a period of absence due to an approved leave of absence or Disability shall include imputed Compensation. Determination of the amount of imputed Compensation will be based on Compensation reasonably representative of what such Participant would have received during the period if the Participant has continued to perform services.

            (b) For purposes of Section 4.5, the Participant's wages for the Plan Year paid by the Employer of the type reported in box 10 of Form W-2 (1991). Such wages shall include amounts within the meaning of Section 3401(a) of the Code plus any other amounts paid to the Participant by the Employer for which the Employer is required to furnish a written statement under Section 6041(d) and 6051(a)(3) of the Code, determined without regard to any rules that limit the amount required to be reported based on the nature or location of the employment or services performed, exclusive of

                     (i)          severance pay on a non payroll basis;

                     (ii)         non-qualified deferred compensation payments;
                                  and

                     (iii) any amounts paid or reimbursed by the Employer for moving expenses which the Employer reasonably believes at the time of such payment to be deductible by the Employee under
                                  Section 217 of
                                  the Code.

            (c) For purposes of Section 1.24 and Article 12, the amount described in Subsection (b) increased by the amount of any contributions made by the Employer under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan, contributions to a simplified employee pension plan described in Section 408(k) of the Code, contributions towards the purchase of an annuity contract described in Section 403(b) of the Code, compensation deferred under a deferred compensation plan within the meaning of Section 457(b) of the Code and Employee contribution (under governmental plans described in Section 414(h)(2) of the Code which are picked up and treated as Employer contributions. For purposes of
                     Section 1.24, the amount described above shall be for the applicable period for making the determination of Highly Compensated Employees.

            (d)      Notwithstanding the foregoing provisions, for any Plan
                     Year beginning after December 31, 1993 the amounts described above in Subsections (a), (b) and (c) shall not exceed $150,000 adjusted, if applicable, for cost-of-living for Plan Years beginning after December 31, 1994, or such other amount as determined under Section 401(a)(17) of the Code and Regulations thereunder. A cost-of-living adjustment
                                                                           6
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                     shall occur if for any calendar year after 1994 the
                     cost-of-living adjustment effective as of the January 1 of such calendar year made in accordance with Subsection 401(a)(17)(B) of the Code results in an increase equal to or greater than $10,000. Such increase shall be rounded to the next lowest multiple of $10,000 and shall apply to the Plan Year which begins with or within such calendar year.

                     For purposes of determining the above dollar limitation, the rules of Section 414(q)(6) of the Code, pertaining to family members, shall apply, except that the term "family member" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. Any Compensation in excess of that amount shall be prorated among family members in accordance with Section 401(a)(17) of the Code.

                     Compensation for any prior Plan Year taken into account in determining Average Compensation is subject to the applicable annual Compensation limit in effect for that prior Plan Year. For this purpose, for Plan Years ending before January 1, 1994, the applicable limit is $150,000.

                     In the event of a short Plan Year, such dollar limitation shall be divided by 12 and multiplied by the number of months in the short Plan Year.

1.14        "CONTROLLED OR AFFILIATED SERVICE GROUP"

            (a) CONTROLLED GROUP" - Any group of business entities under common control, including but not limited to proprietorships and partnerships, or a controlled group of corporations within the meaning of Sections 414(b),
                     (c) and (o) of the Code. For purposes of Section 4.5, the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in Section 1563(a)(1) of the Code.

            (b) "AFFILIATED SERVICE GROUP" - Any group of business entities within the meaning of Section 414(m) of the Code.

1.15        "COVERED COMPENSATION"

            For each Participant, the average of the Social Security Taxable Wage Bases over the 35-year period ending with the calendar year in which the Participant attains his Social Security Retirement Age rounded to the nearest whole multiple of $3,000.


            If a Participant ceases to be an Active Participant before attaining his Social Security Retirement Age, the Social Security Taxable Wage Base in effect on the date he ceased to be an Active Participant shall be deemed to remain constant to the date he attains his Social Security Retirement Age for purposes of determining his Covered Compensation.
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1.16        "DEFINED BENEFIT PLAN"

            An employee benefit plan defined in Section 3(35) of ERISA, which meets the requirements for tax qualification under the Code.

            "DEFINED CONTRIBUTION PLAN"

            An employee benefit plan defined in Section 3(34) of ERISA, which meets the requirements for tax qualification under the Code.

1.17        "DISABILITY"

            Any physical or mental condition for which a Participant shall be eligible to receive benefits under the disability insurance provisions of the Social Security Act.

1.18        "EARLIEST COMMENCEMENT DATE"

            The first day of the month coincident with or next following the day before the Participant's death if the Participant was eligible for Early Retirement and, if the Participant was not eligible for Early Retirement, the first date the Participant would have been eligible to commence his retirement income had he survived but did not continue in or return to Service with the Employer.

1.19        "EFFECTIVE DATE"

            January 1, 1983, the date as of which the Plan was established.

            "SUPPLEMENTAL EFFECTIVE DATE"

            January 1, 1994, the last date as of which the Plan was amended in its entirety.

1.20        "ELECTION PERIOD"

            The period commencing 90 days before the Annuity Starting Date and ending on such Annuity Starting Date.

1.21        "EMPLOYEE"

            Any person in the employ of the Employer.

            Leased Employees within the meaning of Section 414(n) of the Code shall be included as Employees unless (i) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under
            Section 125, 402(e)(3), 402(h) or 403(b) of the Code; (B) immediate participation; and (C) full and immediate vesting and (ii) Leased Employees do not constitute more than 20% of the Employer's Nonhighly Compensated Employee workforce.
                                                                           8
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            "ELIGIBLE EMPLOYEE"

            An Employee of the Company for whom the Company is required to contribute Federal Insurance Contributions Act taxes excluding persons (a) who are Leased Employees or (b) under the jurisdiction of a collective bargaining unit (i) having a pension or profit-sharing plan to which the Company is required to contribute under the terms of the collective bargaining agreement or (ii) for whom retirement benefits were the subject of good faith bargaining.

            Notwithstanding the above, Leased Employees shall be included in the definition of Eligible Employee if the requirements of Section 414(n)(2) of the Code require such inclusion in order to meet the plan qualification requirements enumerated in Section 414(n) and then only if the coverage requirements of Section 410(b) of the Code would otherwise not be met.

            "LEASED EMPLOYEE"

            Any person (other than an Employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

1.22        "EMPLOYER"

            The Company and any other business entity in a Controlled or Affiliated Service Group which includes the Company.

1.23        "ERISA"

            The Employee Retirement Income Security Act of 1974, as it may from time to time be amended or supplemented.

1.24        "HIGHLY COMPENSATED EMPLOYEE"

            (a) An Employee who is a Highly Compensated Active Employee or a Highly Compensated Former Employee.

            (b) A Highly Compensated Active Employee is any Employee who performs Service with the Employer during the Determination Year and who (A) was at any time during the Determination Year a 5% owner, as defined in Section 416(i)(1) of the Code; (B) received Compensation from the Employer in excess of $75,000; (C) received Compensation from the Employer in excess of $50,000 and was in the Top-Paid Group, as defined in Section 414(q) of the Code, of employees for such Determination Year; or (D) was at any time an officer and received Compensation greater than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code.

                     The 415(b)(1)(A) limitation and the $75,000 and $50,000 thresholds set forth above shall be adjusted annually for increases in the cost-of-living in accordance with Section 415(d) of the Code, effective as of January 1 of the calendar year such increase is promulgated and applicable to the Plan Year which begins with or within such calendar year.

            (c) A Highly Compensated Former Employee for a Determination Year is any former Employee who separated from Service
                     (or was deemed to have separated) prior to such Determination Year, performed no Service for the Employer during the Determination Year and was a Highly Compensated Active Employee for either the year in which such Employee separated from Service or any Determination Year ending on or after such Employee's 55th birthday.

            (d) For purposes of this definition, the following shall be applicable:

                     (i) The Determination Year is the applicable Plan Year for which a determination is being made and the Look-back Year is the 12-month period immediately preceding such Plan Year.

                     (ii) If there are no officers as described above in either the Determination Year, then the highest paid officer of the Employer in each such year shall be deemed a Highly Compensated Employee with respect to such year.

                     (iii) The determination of Highly Compensated Employees, including the determinations of the number and identity of Employees in the Top-Paid Group, and the number of Employees treated as officers shall be governed by
                                  Section 414(q) of the Code and Treasury
                                  Regulation 1.414(q)-1T.

                     (iv) The Compensation and contributions under the Plan of a Highly Compensated Employee who is a 5% owner or in the group consisting of the 10 Highly Compensated Employees paid the greatest Compensation during any Determination Year shall be determined by aggregating such amounts with the Compensation and contributions of each other Employee who is the spouse, lineal ascendant or descendant or spouse of a lineal ascendant or descendant of such Highly Compensated Employee.

            (e) For purposes of this Section, Compensation used to determine whether an Employee is a Highly Compensated Employee, shall be reasonably representative of Compensation as defined in Subsection 1.09(c).

            (f) Such determination of Highly Compensated Employees shall be based on data as of a snapshot day, provided the day is reasonably representative of the employer's workforce. If a snapshot day is used for substantiating compliance with the nondiscrimination requirements, the same snapshot day shall be used for Highly Compensated Employee determination.

                     (i) If the snapshot day is other than the last day of the Plan Year,the Employee's Compensation must be projected for the Plan Year under a reasonable method established by the Company.

                     (ii) If an Employee is not employed on the snapshot day but is taken into account in testing, such Employee must be categorized as a Highly Compensated Employee if such Employee

                                  (A) terminated prior to the snapshot day and was a Highly Compensated Employee in the prior Plan Year;

                                  (B)      terminated prior the snapshot day and
                                           (1) was a 5-percent owner, (2) has
                                           Compensation for the Plan Year
                                           greater than or equal to the
                                           projected Compensation of any
                                           Employee who is treated as a Highly
                                           Compensated Employee on the snapshot
                                           day (except for Employees who are
                                           Highly Compensated Employees solely
                                           because they are 5-percent owners or
                                           officers), or (3) was an officer and
                                           has Compensation greater than or
                                           equal to the projected Compensation
                                           of any other officer who is a Highly
                                           Compensated Employee on the snapshot
                                           day solely because that person is a
                                           officer; or

                                  (C)      becomes employed subsequent to the
                                           snapshot day and (1) is a 5-percent
                                           owner, (2) has Compensation for the
                                           Plan Year greater than or equal to
                                           the projected Compensation of any
                                           Employee who is treated as a Highly
                                           Compensated Employee on the snapshot
                                           day (except for Employees who are
                                           Highly Compensated Employees solely
                                           because they are 5-percent owners or
                                           officers), or (3) is an officer and
                                           has Compensation greater than or
                                           equal to the projected Compensation
                                           of any other officer who is a Highly
                                           Compensated Employee on the snapshot
                                           day solely because that person is a
                                           officer.

            "NONHIGHLY COMPENSATED EMPLOYEE"

            An Employee who is not deemed to be a Highly Compensated Employee.

1.25        "NORMAL FORM OF RETIREMENT INCOME"

            A pension payable for life beginning as of the Participant's Retirement Date or, if later, the income commencement date and ceasing upon the Participant's death.

1.26        "PBGC"

            The Pension Benefit Guaranty Corporation, as established under
            Section 4002 of ERISA.

1.27        "PARTICIPANT"

            All classifications as hereinafter defined:

            (a) "ACTIVE PARTICIPANT" - An Eligible Employee who is participating in the Plan in accordance with Section 2.1.

            (b) "INACTIVE PARTICIPANT" - A person who is no longer an Active Participant of the Plan (i) in accordance with
                     Section 2.2; (ii) because he is absent, but has not resigned, retired, died or been discharged and has not incurred a Break-in-Service in accordance with Subsection 1.34(b); or (iii) because his basis of employment no longer meets the requirements set forth in Section 1.21 while he continues in the employ of the Employer.

            (c) "RETIRED PARTICIPANT" - A former Eligible Employee whose employment terminated, but who is eligible for or receiving a benefit in accordance with Section 5.1.

            (d) "VESTED PARTICIPANT" - A current or former Eligible Employee other than a Retired Participant who has qualified for a vested interest in his Accrued Benefit in accordance with Article 5, but whose benefit has not been fully distributed.

1.28        "PLAN"

            The pension plan of the Company, as herein set forth and as from time to time supplemented and amended.

1.29        "PLAN YEAR"

            A period of 12 consecutive months commencing on the Effective Date and each Anniversary Date thereafter.

1.30        "PROTECTED SPOUSE"

            The spouse to whom the Participant had been legally married on the earlier of the date of the Participant's death or the Participant's Annuity Starting Date.

1.31        "QUALIFIED DOMESTIC RELATIONS ORDER"

            A domestic relations order as defined in Section 9.9 in accordance with Section 414(p) of the Code.

1.32        "RETIREMENT"

            The termination of employment of a Participant on his Normal, Early or Deferred Retirement Date.

1.33        "RETIREMENT DATES"

            (a) "NORMAL RETIREMENT DATE" - The date on which a Participant attains age 65 or, if later, the fifth anniversary of the date the Eligible Employee initially became a Participant.

                     The Participant's retirement income shall be computed and payable as of the first day of the month coincident with or next following his Normal Retirement Date.

            (b) "EARLY RETIREMENT DATE" - The first day of any month coincident with or following the date on which a Participant attains age 55, provided he has completed 10 Years of Credited Service as of such date.

            (c) "DEFERRED RETIREMENT DATE" - The first day of any month subsequent to the Participant's Normal Retirement Date.

1.34        "SERVICE"

            (a) All periods of employment with the Company, except as provided in Subsection (c), and except for purposes of determining benefits in accordance with Section 1.1,
                     Article 4 and Article 12, all additional periods of employment with the Employer.

                     A period of employment begins as of the later of (i) or
                     (ii) below:

                     (i)          (A)      June 1, 1974, if the Participant was
                                           in the employ of Capital Bank of
                                           North Bay Village on such date;

                                  (B)      January 1, 1975, if the Participant
                                           was in the employ of Capital Bank of
                                           Kendale on such date;

                                  (C) September 1, 1975, if the Participant was in the employ of Capital Bank of Miami, N.A. on such date;

                                  (D) October 29, 1982, if the Participant was in the employ of Capital Bank of Broward County on such date; or

                                  (E)      January 1, 1985, if the Participant
                                           was in the employ of Capital Trade
                                           Services, Inc. on such date; or

                                  The above limiting dates represent the
                                  respective dates that such entities became
                                  Employers.

                     (ii) the date the Employee first completes an Hour of Employment for the Employer and ends on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If an Employee is absent for any reason and returns to the employ of the Employer before incurring a Break-in-Service, as provided in Subsection (b), he shall receive credit for his period of absence up to a maximum of 12 months. Service subsequent to a Break-in-Service will be credited as a separate period of employment.

            (b) "BREAK-IN-SERVICE" - A period of 12-consecutive months during which an Employee fails to accrue an Hour of Employment with the Employer. Such period begins on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If, commencing on or after January 1, 1985, an Employee is absent by reason of (i) the pregnancy of the Employee,
                     (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with an adoption of such child by such Employee, or (iv) caring for such child immediately following such birth or placement, such Employee will not be treated as having retired, resigned or been discharged and the period between the first and second anniversary of the first day of such absence shall not be considered a Break-in-Service.

            (c) Effective January 1, 1985, if an Employee, who did not have a vested interest in his Accrued Benefit, incurs five or more consecutive Breaks-in-Service and is then reemployed by the Employer, he shall be deemed a new Employee and shall not receive credit for his Service before the date he incurred such Breaks-in-Service unless his Service was equal to or greater than the period of his absence. Notwithstanding the foregoing, any Service disregarded as of December 31, 1984 in accordance with the provisions of the Plan prior to its restatement shall continue to be disregarded.

            (d) "MONTH OF SERVICE" - A calendar month any part of which is in a period of employment or credited absence.

            (e)      "YEAR OF SERVICE" - 12 Months of Service.

            (f)      "HOUR OF EMPLOYMENT"

                     (i) For an Employee paid on an hourly basis or for whom hourly records of employment are required to be maintained, each hour for which the person is directly or indirectly paid or entitled to payment for the performance of duties or for the period of
                                                                           14
                                  time when no duties are performed,
                                  irrespective of whether the employment
                                  relationship has terminated, such as vacation, holiday or illness.

                     (ii) For an Employee paid on a non-hourly basis or for whom hourly records of employment are not required to be maintained, each week for which the person is directly or indirectly paid or entitled to payment shall be equal to 45 Hours of Employment.

                     (iii) A person shall receive an Hour of Employment for each hour for which back pay has been awarded or agreed to irrespective of mitigation of damages, provided that each such hour shall be credited to the Applicable Computation Period to which it pertains, rather than the Applicable Computation Period in which the award or agreement is made, and further provided that no such award or agreement shall have the effect of crediting an Hour of Employment for any hour for which the person previously received credit under
                                  (i) or (ii) above.

                     (iv) Notwithstanding the foregoing, Hours of Employment shall be computed and credited in accordance with Department of Labor Regulation 2530.200(b)-2, Subparagraphs (b) and (c).

            (g) Notwithstanding the foregoing, an Inactive Participant, as defined in Subsection 1.27(b)(i) or (iii), shall not be credited with any periods of employment while an Inactive Participant for purposes of determining benefits in accordance with Section 1.1, Article 4 and Article 12.

            (h) Notwithstanding the above, Service for a Participant as the result of a period of absence due to Disability shall include imputed Service to the date such Participant attains age 65. Determination of the amount of imputed Service will be based on Service reasonably representative of what such Participant would have received during the period if the Participant had continued to perform services.

            (i) Notwithstanding the above, a Participant's Service as of January 1, 1989 shall not be less than his period of Service as of such date under the provisions of the Plan prior to such date.

1.35        "SOCIAL SECURITY RETIREMENT AGE"

            Age 65 in the case of a Participant attaining age 62 before January 1, 2000, age 66 for a Participant attaining age 62 after December 31, 1999 and before January 1, 2017 and age 67 for a Participant attaining age 62 after December 31, 2016.
                                                                           15

1.36        "STRAIGHT LIFE ANNUITY"

            An annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.

1.37        "TRUST AGREEMENT"

            The instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund for the purposes of the Plan.

1.38        "TRUSTEE"

            The Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust Agreement.

1.39        "TRUST FUND"

            All assets held by the Trustee in accordance with the terms of the Trust Agreement.
                                                                           16

                                    ARTICLE 2

                          ELIGIBILITY AND PARTICIPATION


2.1         ELIGIBILITY FOR PARTICIPATION

            (a) Each Eligible Employee on the Supplemental Effective Date who was a Participant of the Plan shall continue as a Participant as of the Supplemental Effective Date.

            (b) Each other Eligible Employee shall become a Participant as of the Supplemental Effective Date or the January or July 1 next following the later of the date he completes one Year of Service or attains age 21, provided he completes 1,000 Hours of Employment with the Employer during any Applicable Computation Period which began the Supplemental Effective Date or such January or July 1. If an Eligible Employee has not satisfied the 1,000 Hours of Employment eligibility requirement when otherwise eligible, he shall become a Participant as of the Anniversary Date next following the Applicable
                     Computation Period during which he first completes 1,000 Hours of Employment with the Employer.

            (c) If a former Participant is reemployed, he shall be eligible to resume his participation as of the date of his reemployment.

2.2         CHANGE IN EMPLOYMENT STATUS

            (a) In the event a Participant ceases to be an Eligible Employee as the result of becoming part of an excluded class, only Compensation up to the date he ceased to be an Eligible Employee shall be considered for purposes of calculating Average Compensation. Such Employee shall cease to be an Active Participant as of the date he ceased to be an Eligible Employee.

                     In the event such Participant returns to an eligible class and again becomes an Eligible Employee, he shall become an Active Participant as of the date he again became an Eligible Employee. Only Compensation from the date he again became an Eligible Employee shall be considered for purposes of calculating Average Compensation.

            (b) If a person otherwise satisfied the eligibility requirements of Section 2.1 and subsequently becomes an Eligible Employee, he shall be eligible to become a Participant as of the date he became an Eligible Employee unless he is deemed a new Employee in accordance with
                     Section 1.34.

            (c) In the event a collective bargaining agreement is entered into between the Company and a representative for any class of Employees in the employ of the Company
                     subsequent to the Supplemental Effective Date,
                     eligibility for participation in the Plan by such
                     Employees who are not Participants shall
                                                                           17
                     not be extended beyond the effective date of the collective bargaining agreement unless the agreement extends participation in the Plan to such Employees. The provisions of Subsection (a) shall apply to those Employees who are currently Participants.
                                                                           18

                                    ARTICLE 3

                                  CONTRIBUTIONS


3.1         COMPANY CONTRIBUTIONS

            The Company intends to contribute such amounts as are actuarially required to fund the benefits of the Plan. The annual valuation for actuarially determining such amounts shall be based on the method of funding adopted by the Committee and shall reflect adjustments for experience realized from the investment of the Trust Fund, mortality, turnover, future salary increments, forfeitures, and any dividends resulting from insurance, if applicable. The Company does not, however, guarantee either the making of the contributions or the payment of the benefits under the Plan. The Company reserves the right to reduce, suspend or discontinue its contributions under the Plan for any reason at any time, notwithstanding any excise tax which might result therefrom.

            Notwithstanding the above, all Company contributions shall be conditioned on their deductibility by the Company under Section 404 of the Code. If the deduction of any such contributions is disallowed, such contributions shall be returned to the Company within one year from the date of (i) such disallowance, or (ii) the actuarial certification in the case of the de minimis rule as provided for in Revenue Procedure 90-49.

3.2         PARTICIPANT CONTRIBUTIONS

            No contributions shall be required of the Participants.

3.3         PAYMENT OF CONTRIBUTIONS

            The Company shall deposit contributions with the Trustee for a particular Plan Year at such times as the Company may decide.

3.4         MANAGEMENT OF TRUST FUND

            The Trust Fund shall be held in trust by the Trustee appointed from time to time (before or after termination of this Plan) by the Board of Directors pursuant to the Trust Agreement.

3.5         PAYMENT OF EXPENSES

            In addition to its contributions, the Company may elect to pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, actuary, accountant, counsel, consultant, administrator, or other specialist so long as the Plan or Trust Fund remains in effect. If the Company does not pay all or part of such expenses, the Trustee shall pay these expenses from the Trust Fund. All expenses directly relating to the investments of the Trust Fund, including taxes, brokerage commissions, and registration charges must be paid from the Trust Fund.

                                    ARTICLE 4

                           AMOUNT OF RETIREMENT INCOME


4.1         UPON NORMAL RETIREMENT DATE

            Subject to the maximum benefit limitation under Section 4.5, upon Retirement at his Normal Retirement Date,

            (a) an Active Participant shall be entitled to receive the Actuarial Equivalent of the monthly Normal Form of Retirement Income equal to 1/12 of the amount set forth below. Such amounts shall be determined on the basis of the Participant's Average Compensation, Covered Compensation and Credited Service at his Normal Retirement Date.

                     1.2% of such Participant's Average Compensation not in excess of his Covered Compensation plus 1.8% of the Participant's Average Compensation in excess of his Covered Compensation, multiplied by his Credited Service not to exceed 25 years.

            (b) an Inactive Participant shall be entitled to receive the Actuarial Equivalent of his Accrued Benefit.

            (c) In no event shall the Actuarial Equivalent of the Normal Form of Retirement Income be less than (i) the Early Retirement benefit determined as of any date on or after the date the Participant first becomes eligible for Early Retirement or less than (ii) the Actuarial Equivalent of the Participant's Accrued Benefit. For purposes of comparing such benefits in the same form, the greater benefit is determined by converting the benefit payable prior to Normal Retirement into the same form of annuity benefit payable at Normal Retirement and comparing the amount of such annuity payments.

                     In the case of a top-heavy plan the Normal Form of Retirement Income shall not be smaller than the minimum benefit to which the Participant is entitled under Article 12.

            (d) If another plan as defined in Treasury Regulation Section 1.401(a)(4)-12 of the Employer either provides for permitted disparity under Code Section 401(l) or imputes disparity under Treasury Regulation Section 1.401(a)(4)-7,

                     (i) the total Annual Disparity Fraction for Participants covered under all such plans shall not exceed one; and

                     (ii) the Cumulative Disparity Fraction for such Participants shall not exceed 35.
                                                                           20

                     For purposes of this Subsection the following definitions shall be applicable:

                     DISPARITY

                     The amount by which excess contribution or benefit percentage, whichever is applicable, exceeds the base contribution or benefit percentage, whichever is applicable.

                     ANNUAL DISPARITY FRACTION

                     A fraction, the numerator of which is the disparity provided under a plan for a plan year and the denominator of which is the maximum disparity provided under Treasury Regulation Section 1.401(l)-2(b)(2) for defined contribution plans or Treasury Regulation Section 1.401(l)-3(b)(2) for defined benefit plans.

                     For each year of service credited as of the end of the last plan year beginning before January 1, 1989, a Participant's Annual Disparity Fraction shall be one.

                     CUMULATIVE DISPARITY FRACTION

                     The sum of a Participants total Annual Disparity Fractions for all Years of Service under all plans of the Employer.

4.2         UPON DEFERRED RETIREMENT DATE

            Upon Retirement at his Deferred Retirement Date, an Active or Inactive Participant shall be entitled to the greater of

            (a) the amount determined under Subsection 4.1(a) based on the Participant's Average Compensation, Covered Compensation and Credited Service not to exceed 25 years, or

            (b) the Actuarial Equivalent of the amount determined under Subsection 4.1(a) as of the Participant's Normal Retirement Date.

            Notwithstanding the above, if a Participant continues in the employ of the Employer after benefits have commenced in accordance with Subsection 8.3 (g) or (h), such Participant shall continue to accrue a benefit for each Plan Year in accordance with Subsection 4.2(a). These additional benefit accruals will be reduced each Plan Year by the amount of the actuarial increase that would have been provided with respect to the benefit in pay status had the payment of such benefit been delayed to the date the additional benefit accruals become payable.

4.3         UPON EARLY RETIREMENT OR DISABILITY

            (a) Upon Retirement at his Early Retirement Date, a Participant shall be entitled to receive the Actuarial Equivalent of his Accrued Benefit as of such Retirement Date.
                                                                           21

            (b) Upon termination of employment as a result of his Disability, a Participant shall receive the amount determined in accordance with Section 5.2.

4.4         UPON OTHER TERMINATION OF EMPLOYMENT

            Upon termination of employment for reasons other than Retirement, a Vested Participant, at his Normal Retirement Date, shall be entitled to receive his vested interest in accordance with Section 5.3.

4.5         MAXIMUM BENEFIT LIMITATION

            The following provisions shall be applicable and are intended to conform to the requirements of Section 415 of the Code and shall be construed accordingly:

            (a) In no event shall the "maximum allowable annual benefit" for any Participant exceed the amount determined hereunder. Annual benefit shall mean a retirement income payable annually attributable to Employer contributions. The Plan Year shall be the limitation year for purposes of determining the maximum allowable annual benefit.

            (b) The maximum allowable annual benefit payable under all Defined Benefit Plans, whether or not terminated, of an Employer under which a Participant participates shall not exceed the lesser of (i) or (ii) below, subject to Subsections (c), (d) and (e):

                     (i)          $90,000, or such other maximum permitted under
                                  Section 415(b)(1)(A) of the Code, adjusted annually for cost of living increases in accordance with Section 415(d) of the Code, (hereinafter called "dollar limitation"), effective as of January 1 of the calendar year each such increase is promulgated and applicable to the limitation year which ends with or within such calendar year.

                                  (A)      If such retirement income commences
                                           before a Participant's Social
                                           Security Retirement Age, the maximum
                                           allowable annual benefit shall be the
                                           Actuarial Equivalent of the dollar
                                           limitation, as adjusted in accordance
                                           with Subsection (d), payable at such
                                           Participant's Social Security
                                           Retirement Age.

                                  (B)      If such retirement income commences
                                           after a Participant's Social Security
                                           Retirement Age, the maximum allowable
                                           annual benefit shall be the Actuarial
                                           Equivalent of the dollar limitation,
                                           as adjusted in accordance with
                                           Subsection (d), payable at such
                                           Participant's Social Security
                                           Retirement Age.
                                                                           22

                     (ii) 100% of a Participant's Compensation, averaged over his three consecutive highest-paid years of employment with the Employer.

            (c) If the form of benefit payment is other than a straight life annuity or a qualified joint and survivor annuity (as defined in Section 417(b) of the Code), the maximum allowable benefit payable in the alternative form shall be the Actuarial Equivalent of the maximum allowable annual benefit in the form of a straight life annuity.

            (d) For a Participant with less than 10 years of Plan participation, the dollar limitation described in Subsection (b)(i) shall be multiplied by the ratio of the Participant's years of Plan participation to the number 10, provided such dollar limitation is not reduced to an amount less than one tenth of such limitation.

            (e) For a Participant with less than 10 Years of Service, the limitation described in Paragraph (b)(ii) and Subsection
                     (i) shall be multiplied by the ratio of the Participant's Years of Service to the number 10.

                     In no event shall such reduction limit a Participant to a maximum allowable annual benefit, payable under any form of payment, of less than $1,000 for each Year of Service up to a maximum of $10,000, provided such Participant never participated in a Defined Contribution Plan maintained by the Employer (other than the contributory portion of a Defined Benefit Plan) and his total annual benefit payable from all Defined Benefit Plans of the Employer does not exceed $10,000.

            (f) Subsection (d) shall be applied separately with respect to each change in the benefit structure of the Plan to the extent provided by the Secretary of the Treasury.

            (g) If the aggregate benefits payable to the Participant under all Defined Benefit Plans of the Employer, whether or not terminated, exceed the maximum allowable annual benefit, the benefit from each such plan which has not been terminated shall be reduced proportionately, so that the maximum allowable annual benefit is not exceeded.

            (h) Participant contributions to Defined Benefit Plans will be treated as contributions to Defined Contribution Plans. The annual additions under all Defined Contribution Plans for any Participant shall not exceed the lesser of (i) or (ii) below:

                     (i)          $30,000, or such other maximum permitted under
                                  Section 415(c)(1)(A) of the Code, adjusted annually for cost-of-living increases in accordance with Section 415(d) of the Code, effective as of January 1 of the calendar year each such increase is promulgated and applicable to the limitation year which ends with or within such calendar year.

                                  In the event of a short Plan Year, such dollar limitation shall be divided by 12 and multiplied by the number of months in the short Plan Year.

                     (ii)         25% of the Participant's Compensation.

                     Annual addition shall mean the Employer contributions and forfeitures allocated on behalf of a Participant for a Plan Year, under any Defined Contribution Plan, plus the Participant's non-deductible contributions. The annual addition for any Plan Year beginning before January 1, 1987 shall not be recomputed to include all Employee contributions.

                     The determination of the annual addition will be made as if all Defined Contribution Plans of the Employer were one plan. Annual additions will be applied to the applicable Plan Year in accordance with Section 1.415-6(b) of the Internal Revenue Income Tax Regulations.

            (i) If a Participant is or has been a participant in one or more Defined Contribution Plans of an Employer, whether or not terminated, the projected annual benefit shall be reduced so that a "combined benefit factor" in excess of
                     1.0 shall not result. The "combined benefit factor" is the sum of (i) the defined benefit factor and (ii) the defined contribution factor where

                     (i)          the defined benefit factor is a fraction

                                  (A)      the numerator of which is the
                                           Participant's projected annual
                                           under all Defined Benefit Plans of
                                           the Employer, and

                                  (B)      the denominator of which is the
                                           lesser of

                                           (1)       1.25 multiplied by the
                                                     maximum allowable annual
                                                     benefit under Subsection
                                                     (b)(i), as adjusted by
                                                     Subsections (c) and (e), or

                                           (2)       1.4 multiplied by the
                                                     maximum allowable annual
                                                     benefit under Subsection
                                                     (b)(ii), as adjusted by
                                                     Subsections (c) and (e);
                                                     and

                     (ii)         the defined contribution factor is a fraction

                                  (A) the numerator of which is the sum of the annual additions for such
                                           Participant under all Defined
                                           Contribution Plans of the Employer,
                                           whether or not terminated, for all
                                           such years
                                           during which he was a participant in
                                           such plans, and

                                  (B)      the denominator of which is the sum
                                           of the lesser of the amounts
                                           determined in (1) or (2) for the
                                           current year and each prior year
                                           during which the Participant was
                                           employed by the Employer, regardless
                                           of whether or not a plan was in
                                           existence during those years:

                                           (1)       1.25 multiplied by the
                                                     maximum dollar limitation
                                                     (as defined in Sections
                                                     415(c)(1)(A) and 415(d) of
                                                     the Code), or

                                           (2)       1.4 multiplied by 25% of
                                                     such Participant's
                                                     Compensation.

                     For purposes of this Subsection only, if the limitation year of the Defined Contribution Plans differs from the limitation year of the Defined Benefit Plans, the limitation year of the Defined Contribution Plans shall govern and all benefits, annual additions and maximum limitations shall be determined as of the end of such year.

            (j)      In the case of a plan which satisfied the requirements of
                     Section 415 of the Code for all Plan Years beginning before January 1, 1987, the numerator of the defined contribution factor, as defined in Subsection (i)(ii)(A), shall be reduced, if necessary, by an amount (not exceeding such numerator) as provided in regulations prescribed by the Secretary of the Treasury or his delegate, so that the combined benefit factor does not exceed 1.0 for such Plan Year.

            (k) If the annual Accrued Benefit of a Participant who was a participant of the Plan as of the first day of Plan Year beginning on or after January 1, 1987, exceeds the maximum allowable annual benefit, then, for purposes of this Section, the maximum allowable annual benefit with respect to such Participant shall be equal to such annual Accrued Benefit.

                     Such annual Accrued Benefit shall be determined as if such Participant separated from Service as of the last day of the Plan Year beginning before January 1, 1987 and shall disregard (i) any change in the terms and conditions of the Plan after May 5, 1986 and (ii) any cost of living adjustment occurring after May 5, 1986.

                                    ARTICLE 5

                 BENEFITS PAYABLE UPON TERMINATION OF EMPLOYMENT


5.1         UPON RETIREMENT

            Upon eligibility for Retirement, a Participant shall have a 100% vested interest in his Accrued Benefit.

            A Participant shall have the right to retire on his Normal, Early, Deferred or Disability Retirement Date.

5.2         SPECIAL RULES UPON DISABILITY RETIREMENT

            (a) In accordance with Subsections 1.13(a) and 1.34(h), a Participant shall continue to accrue benefits under the Plan on the basis of imputed Compensation and Service to the date such Participant attains age 65.

            (b) As a condition of his continuing to receive imputed Compensation and Service during Disability, the Committee shall have the right to require a Participant to provide such evidence as it considers appropriate for verifying his continued eligibility for disability insurance benefit payments under the Social Security Act.

            (c) The Committee shall require evidence that the application for such benefits has been approved by the Social Security Administrator. The final determination shall be made by the Committee on the basis of such evidence.

            (d) Upon the cessation of the Participant's Disability prior to his attainment of age 65, he shall not be entitled to any benefits as the result of such Disability and he shall only be entitled to such other benefits as may be provided under the terms of the Plan for which he was eligible as of his Disability Retirement Date based on Service and Average Compensation to the date of such cessation and benefits will be payable under Article 8 as if he were a Vested Participant. If such Participant is reemployed by the Company following the Cessation of his Disability, he shall resume the classification of an Active or Inactive Participant and benefits payable on his subsequent termination of employment shall be determined on the basis of the Average Compensation and Service the Participant would have completed had he remained in the employ of the Employer from the date of such Disability to the period of his subsequent reemployment.

            (e) If a Participant eligible for Disability Retirement is also a Vested Participant or is eligible for Early Retirement, he may, in lieu of the Disability Retirement benefit payable under this Section, elect to receive the benefit applicable under Section 5.3 or the Early Retirement Benefit.
                                                                           26

            (f) Notwithstanding any provisions of the Plan to the contrary, if a Participant eligible for Disability has attained age 65, he shall have a 100% vested interest in his Accrued Benefit and he shall receive his Normal Retirement Benefit. Benefits will be payable under Article 8 as if he were a Retired Participant.

5.3         UPON OTHER TERMINATION OF EMPLOYMENT

            (a) Upon termination of employment by an Active or Inactive Participant before qualifying for any other benefits under the Plan and before his completion of three Years of Service, there shall be no benefits payable under the Plan.

            (b) Upon termination of employment by an Active or Inactive Participant after his completion of three Years of Service, he shall have a vested interest in his Accrued Benefit equal to the percentage determined in accordance with the following schedule on the basis of his Years of Service.

                                  NUMBER OF YEARS         PERCENTAGE OF ACCRUED
BENEFIT

                           Less than 3 full years                 0%
                                   3 full years                  20%
                                   4 full years                  40%
                                   5 full years                  60%
                                   6 full years                  80%
                           7 or more full years                 100%

            (c) The portion of a Participant's Accrued Benefit which is not vested shall be forfeited on the earlier of the date on which the Participant receives a distribution of his vested interest in accordance with Section 8.3 or the date on which such Participant incurs five consecutive Breaks-in-Service.

                     Notwithstanding the above, if the Actuarial Equivalent of a Participant's vested Accrued Benefit is zero, he shall be deemed to have received an immediate distribution as of the date on which such Participant terminated employment and such non vested Accrued Benefit shall be forfeited as of such date.

5.4         REEMPLOYMENT AND  REPAYMENT OF BENEFITS

            (a) If a Participant is reemployed by an Employer prior to incurring five consecutive Breaks-in-Service and his vested interest had been wholly or partially distributed, that portion of the Participant's Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) which was subject to forfeiture in accordance with Subsection 5.3(c) will be restored provided the Participant repays the amount of such distribution with interest, at the rate specified under Section 411(c)(2)(C)(iii) of the Code or any regulations relative thereto, as effective on the date of such repayment, compounded annually from the date he received such benefit to the date of such repayment.
                     Such
                                                                           27
                     amounts must be repaid to the Trust Fund in a lump sum within five years from the date such Participant resumes his employment with the Employer. If the Participant does not make repayment within the specified time, the provisions of Subsection 8.1(b) shall be applicable.

                     If a Participant who is deemed to receive a distribution pursuant to Section 5.3(c) is reemployed by the Employer prior to incurring five consecutive Breaks-in-Service, that portion of such Participant's Accrued Benefit which was subject to forfeiture in accordance with such Subsection will be restored.

            (b) Notwithstanding the above, no restoration of such benefits shall be made and no repayment of such distributions will be permitted in the case of

                     (i)          any Participant who was fully vested,

                     (ii) any Participant who is reemployed after incurring five consecutive Breaks-in-Service, or

                     (iii) any Participant who incurred a one year Break-in-Service prior to January 1, 1985 and reemployment.
                                                                           28

                                    ARTICLE 6

                       OPTIONAL FORMS OF RETIREMENT INCOME


6.1         OPTIONAL FORMS

            (a) In lieu of the Normal Form of Retirement Income, a Participant may, subject to Sections 6.2 and 6.3, elect to receive his retirement income under one of the following optional forms.

                     The retirement income payable under an optional form shall be the Actuarial Equivalent of the Participant's Accrued Benefit.

                     OPTION A JOINT AND 100% SURVIVOR provides a reduced income during the
                                           Participant's retired lifetime. Upon
                                           his death, if the Participant's
                                           Beneficiary survives him, the same
                                           income will continue to the
                                           Beneficiary until the Beneficiary's
                                           death. This option is available only
                                           if one individual is to be designated
                                           as Beneficiary.

                     OPTION B JOINT AND 75% SURVIVOR provides a reduced income during the
                                           Participant's retired lifetime. Upon
                                           his death, if the Participant's
                                           Beneficiary survives him, 75% of the
                                           Participant's income will continue to
                                           the Beneficiary until the
                                           Beneficiary's death. This option is
                                           available only if one individual is
                                           to be designated as Beneficiary.

                     OPTION C JOINT AND 50% SURVIVOR provides a reduced income during the
                                           Participant's retired lifetime. Upon
                                           his death, if the Participant's
                                           Beneficiary survives him, 50% of the
                                           Participant's income will continue to
                                           the Beneficiary until the
                                           Beneficiary's death. This option is
                                           available only if one individual is
                                           to be designated as Beneficiary.

                     OPTION D 120 MONTHS CERTAIN AND CONTINUOUS provides a reduced income during the Participant's retired lifetime. Upon his death during the first 120 months, the same income will continue to the Participant's Beneficiary until the expiration of such
                                           120-month period.

                     OPTION E INSTALLMENTS provide an adjusted income during a specified period. Upon his death during the specified period the value of the undistributed benefits will be payable to the Participant's Beneficiary.
                                                                           29

            (b) In no event shall any optional form be permitted which would (i) result in the benefits being payable over a period extending beyond the life of such Participant or the lives of such Participant and his Beneficiary or life expectancy of such Participant or the life expectancy of such Participant and his Beneficiary; or (ii) distribute any remaining balance, in the event of a Participant's death after the commencement of his benefits, less rapidly than the method of distribution in effect prior to his death.

                     The above provisions are intended to conform to the requirements of Section 401(a)(9) of the Code and shall be construed accordingly.

6.2         RULES AND REGULATIONS

            (a) No optional form other than Option C with the Participant's spouse as his Beneficiary, may be elected by a Participant, if the monthly benefit payable to the Participant or any designated Beneficiary is less than $25.

            (b) No consent to a distribution or election of an optional form shall be valid until after written notification of the provisions of Section 6.3 is received by the Participant. The Committee shall provide such notice no less than 30 days nor more than 90 days before the Annuity Starting Date.

                     Such notice shall contain a written explanation of

                     (i) the terms and conditions of the Automatic Spouse Benefit in accordance with Section 6.3;

                     (ii) the Participant's right to make and the effect of an election to waive the Automatic Spouse Benefit;

                     (iii)        the rights of the Protected Spouse;

                     (iv) the right to make, and the effect of, a revocation of a previous election to waive the Automatic Spouse Benefit; and

                     (v) a description of the optional forms available under Section 6.1, including a lump sum distribution.

                     The election of or subsequent change of any optional form must be filed with the Committee no later than the date of the Participant's Retirement or, if applicable and later, the last day of a Participant's Election Period. The consent of the Participant's Protected Spouse will be required in the event of any election or change of election made by a Participant, to the extent provided in Section 6.3.

                     In no event may the Participant or Beneficiary change any optional form subsequent to the Annuity Starting Date.
                                                                           30

            (c) The Committee may promulgate any other specific rules and requirements it deems advisable.

6.3         AUTOMATIC SPOUSE BENEFIT

            Subject to Subsection 6.2(b), each Participant eligible for the commencement of a retirement income shall be provided with written notice that his retirement income shall be paid to him as if he elected Option C with his Protected Spouse designated as his Beneficiary on his Annuity Starting Date, unless the Participant elects to have his retirement income paid to him in the Normal Form of Retirement Income or any other optional form available in accordance with Section 6.1. Such election, other than the election of Options A and B with his Protected Spouse designated as his Beneficiary, must include the irrevocable written acknowledgment and consent of such spouse and be witnessed by a Plan representative or notary public during the Election Period to the extent required by law and the Committee. Any spousal consent will be limited to a specific alternate Beneficiary and form of payment and any change in such Beneficiary or form will require a new spousal consent. If the Participant is not married, the automatic form of benefit payment will be the Normal Form of Retirement Income.

            The Participant shall have the right to elect, revoke or change any election under this Section at any time during his Election Period provided the Participant obtains any necessary written spousal acknowledgment and consent. If it is established to the satisfaction of the Committee that there is no spouse because the spouse cannot be located or such other circumstances as may be promulgated by the Internal Revenue Service or established by law, such consent will not be required. The requirement for spousal consent to elect a form of benefit payment other than Option A, B or C, with his Protected Spouse as his Beneficiary, shall be effective with respect to elections made after December 31, 1984 by Participants who received pay for at least one Hour of Employment after August 22, 1984.
                                                                           31

                                    ARTICLE 7

                           BENEFITS PAYABLE UPON DEATH


7.1         BEFORE INCOME COMMENCEMENT

            Upon termination of employment as the result of death, a Participant shall have a 100% vested interest in his Accrued Benefit.

            (a) Upon the death of a married Participant before the commencement of a retirement income, a lifetime income shall be provided to his Protected Spouse commencing on the Earliest Commencement Date in an amount equal to the greater of

                     (i)          the 50% Survivor Annuity, or

                     (ii) a lifetime income which is the Actuarial Equivalent of the lump sum value of his vested Accrued Benefit.

                     Alternatively, the Participant may elect to provide for the payment of the lump sum value of his vested Accrued Benefit to any other designated Beneficiary provided the Participant's Protected Spouse consents to such election to the extent permitted or required by law and the Committee. Any waiver of death benefits to the Participant's Protected Spouse with respect to the greater of the 50% Survivor Annuity or 50% of the amount described in Paragraph (ii) before the date a Participant terminates employment or the first day of the Plan Year during which a Participant attains age 35, will be null and void as of the earlier of such date, but may be renewed by executing a new waiver which meets the consent requirement above.

                     In the event of the Participant's death on or subsequent to the indicated dates and prior to the submission of a new waiver, the Protected Spouse shall be entitled to the greater of the 50% Survivor Annuity or 50% of the amount described in Paragraph (ii).

                     The designation of a Beneficiary other than the Protected Spouse to receive the balance of benefits payable remains valid after the earlier of the dates described above.

                     Any waiver prior to the first day of the Plan Year during which such Participant attains age 35 which is made by a Participant whose employment was terminated but who is subsequently reemployed is not revoked by this rule at any time but applies solely to benefits accrued before the date of termination.

            (b) Upon the death of an unmarried Participant before the commencement of a retirement income, the lump sum value of the Participant's vested Accrued Benefit shall be paid to his Beneficiary.

            (c) Notwithstanding the foregoing provisions, if the Participant has made an election to receive his retirement income under either Option A or Option B in accordance with
                     Article 6 with his Protected Spouse as his Beneficiary, any benefit payable upon the death of such Participant before his Annuity Starting Date shall be based on such elected form.

7.2         SUBSEQUENT TO INCOME COMMENCEMENT

            Except as provided in Section 5.2, upon the death of a Vested or Retired Participant for whom no optional form had been in effect in accordance with Article 6, there shall be no benefits payable under the Plan. If an optional form had been in effect, the provisions of such optional form shall apply. A married Participant is assumed to have elected Option C with his Protected Spouse as Beneficiary unless he has elected otherwise.

7.3         DEFINITIONS AND RULES GOVERNING DEATH BENEFITS

            (a) "50% Survivor Annuity" means a monthly lifetime income payable to the Participant's Protected Spouse equal to 50% of the monthly retirement income the Participant would have received had he elected to receive the Actuarial Equivalent of his vested Accrued Benefit as of his date of death commencing on the later of his date of death or the Earliest Commencement Date under Option C with such spouse as the specified survivor.

            (b)      Each Participant, upon becoming eligible for
                     participation in the Plan, may designate a primary Beneficiary to receive the benefits payable in the event of his death, or, absent the applicability of a Survivor Annuity, may designate a secondary Beneficiary to receive any benefits payable in the event of the death of the primary Beneficiary. If a Participant designates a primary Beneficiary but not a secondary Beneficiary or if any such secondary Beneficiary dies, the Beneficiary last in receipt of or entitled to any benefit shall have the right to designate a successor Beneficiary to receive any benefits payable in the event of his death. In the absence of any such designation, the Actuarial Equivalent of benefits payable upon the death of the last living Beneficiary shall be paid in a lump sum to his estate. A Participant may change his Beneficiary at any time. All Beneficiary designations and changes shall be made on an appropriate form and filed with the Committee. If the primary Beneficiary designated by the Participant is anyone other than the Participant's Protected Spouse, such designation must include the written acknowledgment and irrevocable consent of such spouse and be witnessed by a Plan representative or a notary public, to the extent required by law and the Committee. Such consent will be limited to a specific alternate Beneficiary and any change
                                                                      33
                     in such alternate Beneficiary will require a new spousal consent.

            (c) The Committee shall provide notice of the availability of any election which results in a waiver of (i) the 50% Survivor Annuity or if applicable, (ii) 50% of the amount described in Subsection 7.1(a)(ii) with the Protected Spouse as Beneficiary within the Applicable Period. Such notice shall be in such terms and such manner as would be comparable to the notice described in Subsection 6.2(b).

                     For purposes of this Subsection, the term Applicable Period means, with respect to a Participant, whichever of the following periods ends last:

                     (i) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the the Participant attains age 35.

                     (ii) A reasonable period ending after the individual becomes a Participant.

                     (iii) A reasonable period ending after this Section first applies to the Participant.

                     (iv) A reasonable period ending after separation from service in the case of a Participant who separates before attaining age 35.

                     A reasonable period ending after the events described in Paragraphs (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such Participant thereafter returns to employment with the Company, the Applicable Period for such Participant shall be redetermined.

            (d) The requirements for spousal consent shall be effective with respect to (i) Participants who received pay for at least one Hour of Employment with an Employer after August 22, 1984 and (ii) Participants who elect to have such requirement apply to them.
                                                                           34

                                    ARTICLE 8

                    REGULATIONS GOVERNING PAYMENT OF BENEFITS


8.1         DUPLICATION OF BENEFITS

            Notwithstanding any provisions of the Plan to the contrary,

            (a) If a Participant is entitled to any retirement income or other benefits attributable to Employer contributions from any other qualified retirement plan or annuity and if such other plan or annuity is sponsored or provided by any trade or other type organization or established by reason of any collective bargaining agreement covering such Participant, the benefits to which such Participant may be entitled under this Plan shall be reduced by an amount equal to such other retirement income or benefits, to the extent such benefits are attributable to concurrent periods of employment.

            (b) In the determination of any benefit to which a Participant or Beneficiary will be entitled under the Plan, adjustments shall be made to reflect any amounts previously distributed under the Plan unless such amount had been repaid in accordance with Section 5.4 and to reflect any amounts required to be paid to the Participant's Protected Spouse or former spouse under any law or Qualified Domestic Relations Order.

8.2         CLAIM PROCEDURE FOR BENEFITS

            (a) Any request for specific information with respect to benefits under the Plan must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

            (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied (i) setting forth the specific reasons for such denial, specific references to pertinent Plan provisions, a description of any material and information which had been requested but not received by the Committee, and (ii) advising such Participant or Beneficiary that any appeal of such adverse determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than 60 days after receipt of such notification, and must include a full description of the pertinent issues and basis of claim.

            (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.
                                                                           35

            (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within 60 days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

8.3         COMMENCEMENT OF BENEFITS

            The following provisions shall be applicable for determining when distribution of benefits shall be made. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a)(9)-2, and shall be construed accordingly.

            (a) Unless otherwise provided in Subsection (e), in the event of termination of employment, if the Actuarial Equivalent of any benefit totals $3,500 or less, such benefit will commence as soon as administratively feasible following such termination.

            (b) Unless otherwise provided in this Section, in the event of termination of employment, if the Actuarial Equivalent of any benefit totals more than $3,500, such benefit will commence as soon as administratively feasible following such termination, provided that if the Participant has not attained his Normal Retirement Date, the Participant consents to such distribution within his Election Period.

                     If the distribution is payable to the Participant's Protected Spouse, payment of benefits will commence as soon as administratively feasible following the Participant's death, but not later than the Participant's Earliest Commencement Date, provided that if such distribution is prior to the date the Participant would have attained his Normal Retirement Date the written acknowledgment and irrevocable consent of such spouse is obtained within 90 days of the Annuity Starting Date.

                     Notwithstanding the above, no consent to a distribution prior to the date the Participant attained or would have attained his Normal Retirement Date shall be valid until after written notification of the right to defer is received by the Participant or Protected Spouse, if applicable. The Committee shall provide such written notification of the right to defer any benefit payable no less than 30 days nor more than 90 days before the Annuity Starting Date.

            (c) If a Retired Participant does not consent to the distribution at the time specified above and fails to elect deferral in accordance with Subsection (f), benefits will commence as of the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date occurs.

                     If the Participant's Protected Spouse as Beneficiary does not consent to the distribution at the time specified above and fails to elect deferral in accordance with Subsection
                     (i), benefits will commence as of the 60th day following the last day of the Plan Year during which the Participant's Normal Retirement Date would have occurred.

            (d)      If such termination of employment is a result of

                     (i) an event other than Retirement, Disability or death and the Actuarial Equivalent of a Participant's Accrued Benefit is more than $3,500, payment will be deferred until his Normal Retirement Date, at which time the Participant may elect to commence his by filing an application with the Committee.

                     (ii) Disability payment will be deferred until the Participant attains age 65.

                     Notwithstanding the foregoing provision, a Vested Participant who terminated his employment and who had completed 10 Years of Credited Service may elect to commence payment of the Actuarial Equivalent of his Accrued Benefit at any time on or after attaining age 55 by filing his application with the Committee.

                     All applications for commencement of benefits must be made on an appropriate form filed with the Committee no earlier than 90 days before the date the Participant specifies for the commencement of his benefits. Payment of a Participant's benefits shall commence not later than 60 days following the last day of the Plan Year during which payments are requested to commence in accordance with the application filed by the Participant.

                     The Committee shall attempt to communicate with a Vested Participant at least once in each year by certified mail, with return receipt requested, directed to the Participant's last known address, commencing with the year in which the Participant reaches his Normal Retirement Date and ending with the year in which he files application with the Committee or the third year following the Participant's Normal Retirement Date, whichever first occurs. At the expiration of the six-month period following the last such notice, the provisions of Section 8.6 shall apply.

            (e) If the amount of any payment under this Section would adversely affect the Trust Fund by forcing the premature liquidation of assets, such payment may be delayed until the timely and orderly liquidation of investments can be accomplished, but in no event later than the 60th day following the last day of the Plan Year during which occurs the latest of

                     (i) the date a Participant attains the earlier of his Normal Retirement Date or age 65;

                     (ii) the tenth anniversary of the year during which the Participant commenced participation in the Plan; or

                     (iii)        the date the Participant terminates his
                                  employment.

                     If the amount of any payment under this Section would adversely affect the Trust Fund by permitting former Participants to enter into direct competition with the Company, such payment will be delayed until the 60th day after the end of the Plan Year during which the Participant's Normal Retirement Date occurs.

                     If the amount of any payment under this Section cannot be ascertained by the applicable commencement date, payment shall be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained.

            (f) A Participant who terminates employment may elect that payment of the Actuarial Equivalent of his retirement benefits commence at a date later than specified above by submitting a signed, written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the April 1 following the calendar year during which the Participant attains or would have attained age 70-1/2 or such later date as may be promulgated by the Internal Revenue Service.

            (g) An Active or Inactive Participant may irrevocably elect to commence the Actuarial Equivalent of his monthly Normal Form of Retirement Income as of the first day of any month coincident with or subsequent to his attainment of age 70-1/2 by submitting written notice to the Committee of such election. Any such commencement shall be subject to the provisions of Section 4.2.

            (h) Notwithstanding the above, effective for Plan Years beginning after December 31, 1984 but before January 1, 1989, distribution of the Actuarial Equivalent of retirement benefits to a 5% owner, within the meaning of
                     Section 416(i)(1)(B)(i) of the Code, must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

                     Effective for Plan Years beginning after December 31, 1988, distribution of the Actuarial Equivalent of retirement benefits must commence not later than the April 1 following the calendar year in which the Participant attains age 70-1/2, or such later date as promulgated by the Internal Revenue Service, whether or not the Participant terminates employment in that year and whether or not the Participant applies for benefit payment.

                     The foregoing shall not apply to a Participant who attains age 70-1/2 before January 1, 1988 unless such Participant was or becomes a 5% owner, within the meaning of Section 416(i)(1)(B)(i) of the Code, at any time during the Plan Year ending with or within the calendar year in which he attains age 66-1/2 or any subsequent Plan Year, or who had made a valid election under Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA) to commence his benefits at a later date.

            (i)      If the designated Beneficiary is,

                     (i) the Participant's spouse, such spouse may elect that benefit payments commence at a date later than specified in Subsection (b) by submitting a signed written statement describing the benefit and the date on which the payment of such benefit shall commence, provided such date is not later than the latest of (A) December 31 of the calendar year in which the Participant dies or (B) December 31 of the calendar year during which the Participant would have attained age 70-1/2 or
                                  (C) such later date as may be promulgated by the Internal Revenue Service.

                                  If such spouse dies prior to the commencement of benefits, and if the distribution of any death benefit payable to the spouse's Beneficiary is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such spouse's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such spouse's death or such later date as may be promulgated by the Internal Revenue Service.

                     (ii) other than the Participant's spouse, and the death benefit payable is made in a form that may extend beyond the December 31 of the calendar year during which the fifth anniversary of such Participant's death occurs, such distribution must commence no later than the December 31 of the calendar year immediately following the date of such Participant's death or such later date as may be promulgated by the Internal Revenue Service.

8.4         METHOD AND FORM OF PAYMENT OF BENEFITS

            The following provisions shall be applicable for determining the method and form of payment of all benefits. These provisions are intended to conform to the requirements of Section 401(a)(9) of the Code, including the minimum distribution incidental benefit proposed Treasury Regulation 1.401(a(9)-2, and shall be construed accordingly.

            (a) Subject to Article 6 and Section 8.3, if the Actuarial Equivalent of any benefit payable to a Participant or Beneficiary totals $3,500 or less, such benefit will be distributed in a lump sum.

            (b) Subject to Article 6 and Section 8.3, if the Actuarial Equivalent of any benefit payable to a Participant totals more than $3,500, such benefit will be used to provide a retirement income directly from the Trust Fund.

            (c) Subject to Section 8.3 and before the Participant's Annuity Starting Date, any benefit payable to a Participant's Beneficiary will be distributed in accordance with the provisions of Article 7, unless the Beneficiary elects to have such benefits distributed in a lump sum.

                     The determination of the lump sum value shall be on the basis of the Beneficiary's actual age in years and months as of the first day of the month following the Participant's Earliest Commencement Date or, if later, the Anniversary Date preceding or coincident with the date selected for the payment of the benefit.

            (d) The present value of a Participant's vested Accrued Benefit will be treated as greater than $3,500 at all times after the commencement of benefits that were subject to the spousal consent requirements under Sections 6.2, 6.3 and 8.3.

                     The determination of the lump sum value shall be on the basis of the Participant's actual age in years and months as of the first day of the month following the Participant's termination of employment or, if later, the Anniversary Date preceding or coincident with the date selected for the payment of the benefit.

            (e) Notwithstanding the provisions of Subsection (b), in lieu of a retirement income payable directly from the Trust Fund the Committee in its sole discretion, may purchase an immediate Annuity.

                     Any immediate annuity contract purchased and distributed to a Participant shall be nontransferable and shall comply with the requirements of this Plan.

            (f) If a Participant's benefits are required to commence in accordance with Subsection 8.3(h), such Participant shall make an irrevocable election as to the optional form of payment. In the event that such Participant has not attained his Normal Retirement Date, the commencement of that portion of any benefit attributable to additional accruals shall be a separate Annuity Starting Date. Such

                     Participant shall make an irrevocable election as to the optional form of payment with respect to such additional accrual. All such benefits shall be paid directly from the Trust Fund. Subject to Section 6.3, the options available will include options available to retirees in accordance with Section 6.1. Upon subsequent termination of employment for any reason, the optional form or forms previously elected will remain in effect.

            (g) The distribution of a lump sum payment to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

8.5         DISPOSITION OF UNCLAIMED BENEFITS

            In the event that any check or final notice of payment of benefits under the Plan remains outstanding at the expiration of six months from the date of mailing of such check or notice to the last known address of the payee, the Committee shall notify the Trustee to stop payment on all outstanding checks and to suspend the issuance of further checks or notice, if any, to such payee. If, during the three-year period (or such other period as specified in the Trust Agreement) from the date of mailing of the first such check or of notice that a benefit is due under the Plan, the Committee cannot establish contact with the payee by taking such action as it deems appropriate and the payee does not make contact with the Committee, any benefits to which such payee is entitled shall be forfeited. Any benefit so forfeited shall be restored if a claim is made for the unpaid benefit at any subsequent date and the Plan has not been terminated as of such date. Contributions required to be made in accordance with Section 3.1 shall reflect such forfeitures and restoration in the same manner as expense gains and losses are reflected in the funding method used by the Plan.

8.6         NON-ASSIGNABILITY

            No benefit or interest under the Plan shall be subject in any manner either voluntarily or involuntarily to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except with respect to a Qualified Domestic Relations Order or domestic relations order entered before January 1, 1985 and in such other instances and to such extent as may be permitted by law.

8.7         SUBSTITUTE PAYEE

            If a Participant or Beneficiary entitled to receive benefits hereunder is in his minority, or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting for any distribution, the Committee may instruct the Trustee to make distributions to his
                                                                           41
            legally appointed guardian, or to such other person or institution as, in the judgment of the Committee, is then maintaining or has custody of the payee.

8.8         SATISFACTION OF LIABILITY

            After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary shall cease.

8.9         LIMIT FOR 25 HIGHEST PAID EMPLOYEES

            (a) For Plan Years beginning before January 1, 1994, Employer contributions on behalf of any of the 25 highest paid Employees at the time the Plan is established and whose anticipated annual benefit exceeds $1,500 will be restricted as provided in paragraph (b) upon the occurrence of the following conditions:

                     (i) The Plan is terminated within 10 years after its establishment,

                     (ii) The benefits of such highest paid Employee become payable within 10 years after the establishment of the Plan, or

                     (iii)        If Section 412 of the Code (without regard to
                                  Section 412(h)(2)) does not apply to this Plan, the benefits of such Employee become payable after the Plan has been in effect for 10 years, and the full current costs of the Plan for the first 10 years have not been funded.

            (b) Employer contributions which may be used for the benefit of an Employee described in paragraph (a) shall not exceed the greater of twenty thousand dollars ($20,000), or twenty percent (20%) of the first fifty thousand dollars ($50,000) of the Employee's compensation multiplied by the number of years between the date of the establishment of the Plan and:

                     (i) If (a)(i) applies, the date of the termination of the Plan,

                     (ii) If (a)(ii) applies, the date the benefits become payable, or

                     (iii) If (a)(iii) applies, the date of the failure to meet the full current costs.

            (c) If the Plan is amended so as to increase the benefit actually payable in the event of the subsequent termination of the Plan, then the provisions of the above paragraphs shall be applied to the Plan as so changed as if it were a new Plan established on the date of the change. The original group of 25 Employees (as described in (a) above) will continue to have the limitations in
                     (b) apply as if the
                                                                           42

                     Plan had not been changed. The restrictions relating to the change of Plan should apply to benefits or funds for each of the 25 highest paid Employees on the effective date of the change except that such restrictions need not apply with respect to any Employee in this group for whom the normal annual pension or annuity provided by Employer contributions prior to that date and during the ensuing 10 years, based on his rate of Compensation on that date, could not exceed $1,500.

                     The Employer contributions which may be used for the benefit of the new group of 25 Employees will be limited to the greater of:

                     (i) The Employer contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee if the previous Plan had been continued without change;

                     (ii)         $20,000; or

                     (iii) The sum of (A) the Employer contributions (or funds attributable thereto) which would have been applied to provide benefits for the Employee under the previous Plan if it had been terminated the day before the effective date of change, and (B) an amount computed by multiplying the number of years for which the current costs of the Plan after that date are met by (1) 20% of his annual Compensation, or
                                  (2) $10,000, whichever is smaller.

            (d) Notwithstanding the above limitations, the following limitations will apply if they would result in a greater amount of employer contributions to be used for the benefit of the restricted Employee:

                     (i) In the case of a substantial owner (as defined in Section 4022(b)(5) of ERISA), a dollar amount which equals the present value of the benefit guaranteed for such Employee under
                                  Section 4022 of ERISA, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences, determined in accordance with regulations of the PBGC; and

                     (ii) In the case of the other restricted Employees, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA (determined on the earlier of the date the Plan terminates or the date benefits commence, and determined in accordance with regulations of PBGC) without regard to any other limitations in Section 4022 of ERISA.
                                                                           43

            (e) Notwithstanding the otherwise applicable restrictions on distributions of benefits incident to early Plan termination, a Participant's otherwise restricted benefit may be distributed in full upon depositing with an acceptable depository property having a fair market value equal to 125% of the amount which would be repayable had the Plan terminated on the date of the lump sum distribution. If the market value of the property held by the depository falls below 110% of the amount which would be repayable if the Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to 125% of such amount will be deposited.

            (f) RESTRICTIONS ON BENEFITS - EFFECTIVE FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1994

                     In the event of termination of the Plan, the benefit of any Restricted Employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

            (g) RESTRICTIONS ON DISTRIBUTIONS - EFFECTIVE FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1, 1994

                     (i) Except as provided below, annual payments to Restricted Employees shall be limited to an amount equal to the payments that would be made on behalf of such Restricted Employee under a single life annuity that is the Actuarial Equivalent of the sum of such Restricted Employee's Accrued Benefit and any other benefits under the Plan as described in Paragraph (iii)(B).

                     (ii) The restrictions of Paragraph (i) do not apply, however, if

                                  (A)      after payment of the benefits
                                           described in Paragraph (iii)(B) to a
                                           Restricted Employee, the value of
                                           Plan assets equals or exceeds 110% of
                                           the value of current liabilities, as
                                           defined in Section 412(l)(7) of the
                                           Code, or

                                  (B)      the value of the benefits described
                                           in Paragraph (iii)(B) for Restricted
                                           Employees is less than one percent of
                                           the value of current liabilities.

                     (iii) An Employee's otherwise restricted benefit may be distributed in full to the affected Employee if prior to receipt of the Restricted Amount, the Employee enters into a written agreement with the Committee to secure repayment to the Plan of the Restricted Amount. The Employee may secure repayment of the Restricted Amount upon distribution by:
                                                                           44

                                  (A)      entering into an agreement for
                                           promptly depositing in escrow with an
                                           acceptable depository property having
                                           a fair market value equal to at least
                                           125 percent of the Restricted Amount,

                                   (B)     providing a bank letter of credit in
                                           an amount equal to at least 100
                                           percent of the Restricted Amount, or

                                   (C) posting a bond equal to at least 100% of the Restricted Amount. If the Employee elects to post bond, the bond will be furnished by an insurance company, bonding company or other surety for federal bonds.

                                  The escrow arrangement may provide that an Employee may withdraw amounts in excess of 125 percent of the Restricted Amount. If the market value of the property in an escrow account falls below 110 percent of the remaining Restricted Amount, the Employee must deposit additional property to bring the value of the property held by the depository up to 125 percent of the Restricted Amount. The escrow arrangement may provide that the Employee may have the right to receive any income from the property placed in escrow, subject to the Employee's obligation to deposit additional property, as set forth in the preceding sentence.

                                  A surety or bank may release any liability on a bond or letter of credit in excess of 100 percent of the Restricted Amount.

                                  If the Committee certifies to the depository, surety or bank that the Employee (or the Employee's estate) is no longer obligated to repay any Restricted Amount, a depository may redeliver to the Employee any property held under an escrow agreement, and a surety or bank may release any liability on an Employee's bond or letter of credit.

                     (iv)         For purposes of this Section,

                                  (A)      Restricted Employees shall include
                                           all Highly Compensated Active
                                           Employees and Highly Compensated
                                           Former Employees. The total number of
                                           such Restricted Employees shall be
                                           limited to those 25 Highly
                                           Compensated Active Employees and
                                           Highly Former Compensated Employees
                                           with the greatest Compensation.

                                  (B)      benefit shall mean any periodic
                                           income and any death benefits payable
                                           not provided for by insurance on the
                                           Employee's life.
                                                                           45

                                  (C)      Restricted Amount shall mean the
                                           excess of the amounts distributed to
                                           the Employee (accumulated with
                                           reasonable interest) over the amounts
                                           that could have been distributed to
                                           the Employee under the Straight Life
                                           Annuity (accumulated with reasonable
                                           interest).

                     The above provisions of this Section are intended to conform the Plan to the requirements of Treasury Regulation 1.401(a)(4)-5(b) and shall be construed accordingly.

8.10        DIRECT ROLLOVER TO ELIGIBLE RETIREMENT PLANS

            (a) Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

            (b)      Definitions

                     (i)          Eligible Rollover Distribution

                                  An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years of more; (B) any distribution to the extent such distribution is required under
                                  Section 401(a)(9) of the Code; and (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                     (ii)         Eligible Retirement Plan

                                  An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
                                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                     (iii)        Distributee

                                  A Distributee includes an Employee or former
                                  Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order, are Distributees with regard to the interest of the spouse or former spouse.

                     (iv)         Direct Rollover

                                  A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
                                                                           47

                                    ARTICLE 9

                           ADMINISTRATION OF THE PLAN


9.1         ASSIGNMENT OF ADMINISTRATIVE AUTHORITY

            The Board of Directors shall appoint a Committee to administer the Plan and may appoint an investment manager. The Committee may consist of directors, officers, Employees or any other individuals, who, upon acceptance of such appointment, shall serve at the pleasure of the Board of Directors. Any member may resign by delivering his written resignation to the Board of Directors and to the Committee. Vacancies in the Committee arising from resignation, death or removal shall be filled by the Board of Directors.

9.2         ORGANIZATION AND OPERATION OF THE COMMITTEE

            (a) The Committee shall act, in carrying out its duties and responsibilities, in the interest of the Participants and Beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

            (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or less members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. If there are two or more Committee members, no member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect thereof.

            (c) The Committee may authorize any one or more of its members to execute any document on behalf of the Committee and shall notify the Trustee in writing of such action and the name or names of the member or members so designated.

            (d) The Committee may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities. Members not so designated, except as provided under Subsection 9.6(b), shall be relieved from liability for any act or omission resulting from such delegation.

            (e) The Committee shall endeavor not to engage in any prohibited transactions, as specified in ERISA. However, any member of the Committee who is a Participant or Beneficiary shall not be precluded from receiving benefits payable under the Plan.

9.3         AUTHORITY AND RESPONSIBILITY

            The Committee and its delegates shall have full discretionary authority and responsibility for administration of the Plan. Such authority and responsibility shall include, but shall not be limited to the

            (a) appointment of enrolled actuaries (as defined in ERISA), qualified accountants, consultants, administrators, counsel or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan;

                     Any action of the Committee on the basis of advice, opinion, reports, etc. furnished by such enrolled actuaries, qualified accountants, consultants, administrators, or counsel shall solely be the responsibility of the Committee.

                     Members of the Committee shall not be precluded from serving the Committee in any other capacity, provided any compensation paid for such services is reasonable.

            (b) determination of eligibility to participate and all benefits, and resolution of all questions arising from the administration, interpretation and application of the Plan, including the validity of a Qualified Domestic Relations Order;

            (c) notification to the Trustee of all benefits payable under the Plan and the manner in which such benefits are to be paid;

            (d) adoption of forms and regulations for the administration of the Plan;

            (e)      adoption of the funding method;

            (f) remedy of any inequity resulting from incorrect information received or communicated, or of administrative error;

            (g) assurance that its members, the Trustee and other persons who handle funds or other property of the Trust Fund are bonded as required by law;

            (h) settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding;

            (i) direction to the Trustee as to specific investments, which under the terms of the Trust Agreement, may be made only upon written direction of the Committee or which are made in accordance with specific provisions of the Plan, such as annuity or group investment contracts;

            (j)      act as agent for the service of legal process.

            (k) communication regarding the liquidity needs of the Plan so that investment discretion can be exercised to effect specific objectives.

9.4         RECORDS AND REPORTS

            (a) The Committee shall keep a record of its proceedings and acts and shall keep such books of account, records and other data necessary for the proper administration of the Plan.

            (b) The Committee shall make its records available for examination by the Company, or any Participant or Beneficiary during business hours at the principal place of business of the Company. However, a Participant or Beneficiary may examine only records pertaining exclusively to himself and such other records specified by law.

            (c) The Committee shall make available to any Participant or Beneficiary any material required by law without cost.
                     The Committee may, upon written request by any Participant or Beneficiary, provide copies of such material as it deems appropriate and furnish copies of such material required by law. The Participant or Beneficiary may be required to pay the reasonable cost, as determined by the Committee, of preparing and furnishing such material or the cost as prescribed by law.

9.5         REQUIRED INFORMATION

            The Company, Participants or Beneficiaries entitled to benefits shall furnish to the Committee any forms, including but not limited to annuity applications, and any information or evidence, as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the information or evidence requested is received.

9.6         FIDUCIARY LIABILITY

            (a) Any member of the Committee who breaches any of the responsibilities, obligations, or duties imposed on fiduciaries by law, shall be liable to the Plan for any losses resulting from such breach.

            (b) A member of the Committee shall be liable for a breach of fiduciary responsibility by another Committee member or Trustee, with respect to the Plan or Trust Fund, under the following circumstances:

                     (i) He knowingly participates in or undertakes to conceal an act or omission of another member of the Committee or Trustee, if he knows the act or omission is such a breach.
                                                                           50

                     (ii) If his failure to comply with Subsection 9.2(a) has enabled such other member or Trustee to commit such a breach.

                     (iii) He has knowledge of such a breach by such other member or Trustee and does not make reasonable efforts under the circumstances to remedy the breach.

9.7         PAYMENT OF EXPENSES

            Those members of the Committee who are full-time paid employees of the Company shall serve without compensation. The expenses of the Committee, including reasonable compensation as may be agreed upon in writing between the Company and the Committee, for members of the Committee who are not full-time paid employees of the Company shall be deemed administrative expenses payable in accordance with Section 3.5.

9.8         INDEMNIFICATION

            The Company may agree in writing to indemnify and hold the members of the Committee harmless against liability incurred in the administration of the Plan, except for the gross negligence or willful misconduct of any member.

9.9         QUALIFIED DOMESTIC RELATIONS ORDERS

            (a)      Qualified Domestic Relations Order

                     (i) A Qualified Domestic Relations Order (hereinafter referred to as "QDRO") is a Domestic Relations Order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which the Committee has determined meets the requirements of Paragraphs (ii) and (iii).

                     (ii) A Domestic Relations Order meets the requirements of a QDRO only if the order clearly specifies

                                  (A)      the name and the last known mailing
                                           address (if any) of the Participant
                                           and the name and mailing address of
                                           each Alternate Payee covered by the
                                           order;

                                  (B)      the amount or percentage of the
                                           Participant's benefits to be paid by
                                           the Plan to each such Alternate
                                           Payee, or the manner in which such
                                           amount or percentage is to be
                                           determined;

                                  (C)      the number of payments or period to
                                           which such order applies; and
                                                                           51

                                  (D)      that the order applies to this Plan.

                     (iii) A Domestic Relations Order meets the requirements of a QDRO only if the order

                                  (A) does not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

                                  (B) does not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

                                  (C)      does not require the payment of
                                           benefits to an Alternate Payee which
                                           are required to be paid to another
                                           Alternate Payee under another
                                           Domestic Relations Order previously
                                           determined to be a QDRO.

                     (iv) In the case of any payment before a Participant has separated from service, a QDRO shall not be treated as failing to meet the requirements of Paragraph (iii)(A) above solely because the order requires the payment of benefits to an Alternate Payee

                                  (A)      on or after the date on which the
                                           Participant attains (or would have
                                           attained) the Earliest Retirement
                                           Age;

                                  (B) as if the Participant had retired on the date such payment is to begin under such order; and

                                  (C)      in any form in which such benefits
                                           may be paid under the Plan to the
                                           Participant (other than in the form
                                           of a joint and survivor annuity with
                                           respect to the Alternate Payee and
                                           his or her subsequent spouse).

                     (v) For purposes of Paragraph (iv), Earliest Retirement Age means the earlier of

                                  (A) the date on which the Participant is entitled to a distribution under the Plan; or

                                  (B)      the later of (1) the date the
                                           Participant attains age 50 or (2) the
                                           earliest date on which the
                                           Participant could begin receiving
                                           benefits under the Plan if such
                                           Participant separated from service.

                                  Notwithstanding any provisions of the Plan to the contrary, for purposes of Subparagraph (A) above, a distribution to an Alternate Payee may be made prior to the date on which the Participant is entitled to a distribution under Section 8.3 if requested by the Alternate Payee to the extent such distribution is
                                                                           52
                                  permitted under the QDRO. Nothing in this provision shall permit the Participant to receive a distribution at a date otherwise not permitted under Section 8.3 nor shall it permit the Alternate Payee or receive a form of payment not permitted in Section 6.1 or 8.4.

            (b)      Procedures

                     Upon receipt of a Domestic Relations Order, the Committee shall take, or cause to be taken, the following actions:

                     (i) The Committee shall promptly notify the Participant, each Alternate Payee covered by the order and each representative for these parties of the receipt of the Domestic Relations Order. Such notice shall include a copy of the order and these QDRO Procedures for determining whether such order is a QDRO.

                     (ii) Once a Domestic Relations Order has been received no distributions will be made from the Plan to the Participant upon a subsequent termination until after the payment to the Alternate Payee has been determined, unless the Committee determines the order not to be a QDRO.

                     (iii) Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether it is a QDRO and shall notify the parties indicated in Paragraph (i) of such determination. Such notice shall indicate whether the benefits payable to the Alternate Payee in accordance with the QDRO are subject to a previously existing QDRO.

                     (iv) Pending the Committee's determination of whether a Domestic Relations Order is a QDRO, if payments are due to be paid to the Participant, the Committee shall withhold payment and separately account for the amounts otherwise payable to the Alternate Payee during such period if the order is subsequently determined to be a QDRO (hereinafter referred to as the "segregated amounts"). If, within the 18-month period beginning with the date the first payment would have been required to be made under the Domestic Relations Order, the Committee determines the order to be a QDRO, the Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If, within such 18-month period, the Committee determines an order is not a QDRO or the Committee fails to reach a decision, the Committee shall pay the segregated amounts to the Participant. If, after the 18-month period, the Committee subsequently determines that the order is a QDRO,
                                                                           53
                                  the Committee shall pay benefits subsequent to such determination in accordance with the order. If action is taken in accordance with this Subsection (b), the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the QDRO.

                     (v) In determining the segregated amounts in accordance with Paragraph (iv), the Participant's vested interest shall be prorated between the Participant and Alternate Payee and the entire amount of any nonvested interest will be credited to the Participant and not taken into consideration in making such determination. Any future accruals will be credited to the Participant and not the Alternate Payee.

                     (vi) Upon a determination by the Committee that a Domestic Relations Order is a QDRO, the Committee shall arrange for benefits to be paid to the Alternate Payee in accordance with such order and Sections 8.3 and 8.4 as if the Participant had terminated employment at such time.

                     (vii) If benefits are not immediately distributable to the Alternate Payee, such amount shall be separately accounted for until such time as the distribution is made.

                     (viii) The Alternate Payee shall be treated as a Beneficiary for all purposes of the Plan.

            The foregoing provisions are effective for QDROs entered into on or after January 1, 1985, except that, in the case of a Domestic Relations Order entered into before January 1, 1985, the Committee
            (i) may treat such order as a QDRO even though such order fails to meet the requirements of Subsections (a)(ii) and (iii) above, and
            (ii) must treat such order as a QDRO if benefits were being paid pursuant to such order on January 1, 1985.
                                                                           54

                                   ARTICLE 10

                  AMENDMENT, MERGER AND TERMINATION OF THE PLAN


10.1        AMENDMENT

            (a) The Plan may be amended or otherwise modified by the Board of Directors and copies of any such amendment or modification shall be sent to the governing body of each Company. It shall be deemed each Company consented to such amendment or modification unless its governing body delivers written notice to the contrary to the Board of Directors, the Committee and the Trustee within 30 days of its receipt of such amendment or modification. The rights of anyone who retired, terminated employment or died before the effective date of any amendment to the Plan shall be determined in accordance with the terms and provisions of the Plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided in such amendment.

            (b)      No amendment or modification shall

                     (i) prior to the satisfaction of all expenses of the Trust Fund and all liabilities under the Plan with respect to all Participants or their Beneficiaries, permit any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the employees of the Employer or their Beneficiaries and payment of taxes, administrative expenses and expenses incurred in effectuating such changes;

                     (ii) reduce any Participant's Accrued Benefit unless such amendment is approved by the Secretary of the Treasury in accordance with the provisions of ERISA;

                     (iii) reduce the value of nor eliminate any option or Retirement subsidies available to a Participant with respect to benefits previously accrued to the extent the Participant satisfied, either before or after the amendment, the conditions for the subsidy or form of payment except as otherwise permitted under Treasury regulations; or

                     (iv) reduce the vested percentage, determined as of the later of the effective date of the amendment or the date such amendment is adopted, of an Employee who was a Participant as of such date.

10.2        MERGER OF PLANS

            Upon the merger or consolidation of any other plan with this Plan or the transfer of assets or liabilities from this Plan to any other plan, all Participants of this Plan shall be entitled to a
                                                                           55
            benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferee plan had then been terminated) at least equal to the benefit they would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

10.3        PARTIAL TERMINATION

            In the event of a partial termination of the Plan, the rights of all affected Participants to their Accrued Benefits accrued to the date of such partial termination shall be nonforfeitable, subject to
            Section 10.4 relative to the allocation of the Trust Fund assets where the Trust Fund assets are insufficient to pay Accrued Benefits in full. Such benefits will be paid in the time and manner applicable under all other provisions of the Plan subsequent to termination of employment.

10.4        TERMINATION OF PLAN

            (a) While the Plan and Trust Fund are intended to be permanent, they may be terminated at any time by the Board of Directors, provided that before the satisfaction of all expenses (including any expenses incurred in effectuating the termination of the Plan and Trust Fund) and all liabilities with respect to Participants or their Beneficiaries, no part of the Trust Fund is to be used for or diverted to purposes other than for the Plan and the payment of the expenses of the Trust Fund.

                     Written notification of such termination shall be given to each Company, the Trustee, the Committee, and each Participant and each Beneficiary entitled to or receiving benefits. In addition, notice of the proposed termination shall be filed with the PBGC.

                     Upon termination of the Plan, the rights of all Participants who are affected by such termination to their Accrued Benefits accrued to the date of such termination shall be nonforfeitable.

            (b) Notwithstanding the above, any termination (other than a partial termination or an involuntary termination pursuant to Section 4042 of ERISA) must satisfy the requirements and follow the procedures outlined herein and in Section 4041 of ERISA for a Standard Termination or a Distress Termination. Upon any termination (full or partial), all amounts shall be allocated in accordance with the provisions hereof and the Accrued Benefit, to the extent funded as of such date, of each affected Participant shall become fully vested and shall not thereafter be subject to forfeiture.

            (c)      STANDARD TERMINATION PROCEDURE

                     (i) The Administrator shall first notify all "affected parties" (as defined in Section 4001(a)(21) of ERISA) of the Employer's intention to terminate the

                                  Plan and the proposed date of termination.
                                  Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. However, in the case of a standard termination, it shall not be necessary to provide such notice to the Pension Benefit Guaranty Corporation (PBGC). As soon as practicable after the termination notice is given, the Administrator shall provide a follow-up notice to the PBGC setting forth the following:

                                  (A)      a certification of an enrolled
                                           actuary of the projected amount of
                                           the assets of the Plan as of the
                                           proposed date of final distribution
                                           of assets, the actuarial present
                                           value of the "benefit liabilities"
                                           (as defined in Section 4001(a)(16) of
                                           ERISA) under the Plan as of the
                                           proposed termination date, and
                                           confirmation that the Plan is
                                           projected to be sufficient for such
                                           "benefit liabilities" as of the
                                           proposed date of final distribution;

                                  (B) a certification by the Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                                  (C)      such other information as the PBGC
                                           may prescribe by regulation.

                                  The certification of the enrolled actuary and of the Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

                     (ii) No later than the date on which the follow-up notice is sent to the PBGC, the Administrator shall provide all Participants and Beneficiaries under the Plan with an explanatory statement specifying each such person's "benefit liabilities", the benefit form on the basis of which such amount is determined, and any additional information used in determining "benefit liabilities" that may be required pursuant to regulations promulgated by the PBGC.

                     (iii) A standard termination may only take place if at the time the final distribution of assets occurs, the Plan is sufficient to meet all "benefit liabilities" determined as of the termination date.

            (d)      DISTRESS TERMINATION PROCEDURE

                     (i) The Administrator shall first notify all "affected parties" of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date.
                                                                           57

                                  As soon as practicable after the termination notice is given, the Administrator shall also provide a follow-up notice to the PBGC setting forth the following:

                                  (A)      a certification of an enrolled
                                           actuary of the amount, as of the
                                           proposed termination date, of the
                                           current value of the assets of the
                                           Plan, the actuarial present value (as
                                           of such date) of the "benefit
                                           liabilities" under the Plan, whether
                                           the Plan is sufficient for "benefit
                                           liabilities" as of such date, the
                                           actuarial present value (as of such
                                           date) of benefits under the Plan
                                           guaranteed under Section 4022 of
                                           ERISA, and whether the Plan is
                                           sufficient for guaranteed benefits as
                                           of such date;

                                  (B) in any case in which the Plan is not sufficient for "benefit liabilities" as of such date, the name and address of each Participant and Beneficiary under the Plan as of such date;


                                  (C) a certification by the Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                                  (D)      such other information as the PBGC
                                           may prescribe by regulation.

                                  The certification of the enrolled actuary and of the Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

                     (ii)         A distress termination may only take place if:

                                  (A) the Employer demonstrates to the PBGC that such termination is necessary to enable the Employer to pay its debts while staying in business, or to avoid unreasonably burdensome pension costs caused by a decline in the Employer's work force;

                                  (B)      the Employer is the subject of a
                                           petition seeking liquidation in a
                                           bankruptcy or insolvency proceeding
                                           which has not been dismissed as of
                                           the proposed termination date; or

                                  (C)      the Employer is the subject of a
                                           petition seeking reorganization in a
                                           bankruptcy or insolvency proceeding
                                           which has not been dismissed as of
                                           the proposed termination date, and
                                           the bankruptcy court (or such other
                                           appropriate court) approves the
                                           termination and
                                                                           58
                                           determines that the Employer will be
                                           unable to continue in business
                                           outside a Chapter 11 reorganization
                                           process and that such termination is
                                           necessary to enable the Employer to
                                           pay its debts pursuant to a plan of
                                           reorganization.

            (e) Upon termination of the Plan and Trust Fund, as soon as administratively feasible within the time prescribed by PBGC Regulation Sections 2616.29 and 2617.28, the Trustee as authorized and directed by the Committee, shall distribute the respective amount allocated for each Participant and Beneficiary, in cash, in property or through the purchase of irrevocable commitments form an insurer, in a manner consistent with the Plan. Any excess balance remaining in the Trust Fund, after all liabilities to Participants and their Beneficiaries have been satisfied and after all expenses of the Plan and Trust Fund have been satisfied, shall be paid to the Company.

            (f) The termination of the Plan shall comply with such other requirements and rules as may be promulgated by the PBGC under authority of Title IV of ERISA, including any rules relating to time periods or deadlines for providing notice or for making a necessary filing.

                                   ARTICLE 11

                             PARTICIPATING COMPANIES


11.1        ADOPTION BY OTHER ENTITIES

            Any corporation or other business entity may, by resolution of its own governing body, and with the written approval of the Board of Directors, adopt the Plan and thereby become a Company. Notwithstanding the adoption of the Plan by other entities, the Plan will be administered as a single plan and all Plan assets will be available to pay benefits to all Participants under the Plan.

11.2        ACTUARIAL VALUATION

            The Committee shall have the Plan's actuary make a single actuarial valuation with respect to the Plan to determine the contribution as required in accordance with Article 3.

11.3        ALTERNATIVE PROVISIONS

            No Company may adopt alternative provisions as to itself or its Employees.

            Upon request of the governing body of a Company, the Board of Directors may amend the plan with respect to the Employees of such Company provided that any change will only apply if the inequity resulting from changed Plan provisions is not found to be discriminatory on behalf of Highly Compensated Employees.

11.4        RIGHT TO WITHDRAW (PLAN SPINOFF)

            Each Company having adopted the Plan shall have the right as of the last day of any month to withdraw from the Plan and/or Trust Agreement by delivering to the Board of Directors, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the withdrawal shall be effective.

11.5        PROCEDURE UPON WITHDRAWAL

            (a) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a different plan, the Trustee shall segregate the portion of the Trust Fund attributable to the Company.

                     As soon as administratively feasible following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the adoption of such successor plan, the Trustee shall transfer the segregated assets to the insurance carrier or fiduciary designated by the Company as the agency through which the benefits of such successor plan are to be disbursed.

            (b) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a resolution to terminate its participation in the Plan and to distribute assets to its Employees who are Participants, the Trustee shall segregate the portion of the Trust Fund attributable to the Participants who are employed solely by such Company, and the termination provisions of
                     Article 10 shall apply with respect to such segregated assets.

            (c) The portion of the Trust Fund to be segregated shall be determined as the sum of the amounts allocated to such Participants as if the Plan had terminated and assets allocated in accordance with Section 10.5, subject to
                     Section 414(l)(2)(B) of the Code.

                                   ARTICLE 12

                              TOP-HEAVY PROVISIONS


12.1        TOP-HEAVY PROVISIONS

            If the Plan is or becomes Top-Heavy in any Plan Year beginning after December 31, 1983, the provisions of this Article will supersede any conflicting provisions in the Plan.

12.2        DEFINITIONS

            As used in this Article, each of the following terms shall have the meanings for that term set forth in this Section 12.2:

            (a) DETERMINATION DATE means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

            (b) DETERMINATION PERIOD means the Plan Year containing the Determination Date and the four preceding Plan Years.

            (c) KEY EMPLOYEE means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Determination Period was:

                     (i) an officer of the Employer having an annual Compensation greater than 50% of the dollar limitation under Section 415(b)(1)(A) of the Code for any Plan Year within the Determination Period;

                     (ii) an owner (or an individual considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer, if such individual's Compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code;

                     (iii) a "5-percent owner" (as defined in Section 416(i) of the Code) of the Employer; or

                     (iv) a "1-percent owner" (as defined in Section 416(i) of the Code) of the Employer who has an annual Compensation of more than $150,000.

                     The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

            (d)      NON-KEY EMPLOYEE means an Employee who is not a Key
                     Employee.

            (e) PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group of plans plus any other plan or plans of the Company which, when considered as a group with the Required

                     Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) or 410 of the Code.

            (f) PRESENT VALUE means the present value used in computing the top-heavy ratio and shall be based on the interest and mortality rates specified in Subsection 1.2(a).

            (g)      REQUIRED AGGREGATION Group means:

                     (i) each Qualified Plan of the Employer in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated); and

                     (ii) any other Qualified Plan of the Employer (regardless of whether the plan has terminated) which enables a plan described in
                                  (i) to meet the requirements of Sections
                                  401(a)(4) and 410 of the Code.

            (h) SUPER TOP-HEAVY PLAN means the Plan, if the Top-Heavy Ratio as determined under the definition of Top-Heavy Plan exceeds 90%.

            (i) TOP-HEAVY PLAN means the Plan, if any of the following conditions exist:

                     (i) If the Top Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

                     (ii) If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Group of plans exceeds 60%.

                     (iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

            (j)      TOP-HEAVY RATIO means:

                     (i) If the Employer maintains one or more defined contribution plans (including any "simplified employee pension" within the meaning of
                                  Section 408(k) of the Code) and the Company
                                  has never maintained any defined benefit plan which during the 5 year period ending on the Determination Date has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the 5 year period ending on the Determination Date) and the
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                                  denominator of which is the sum of all Account
                                  balances (including any part of any Account balance distributed in the 5-year period ending on the determination date(s)) both computed in accordance with Section 416 of the Code. Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on the date under
                                  Section 416 of the Code and the regulation thereunder.

                     (ii) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy ratio for any Required or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with
                                  Section 12.2(j)(i), and the present value of accrued benefits under the aggregated defined benefit plan adjusted or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all participants determined in accordance with
                                  Section 12.2(j)(i) above, and the present value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 5 year period ending on the Determination Date.

                     (iii) For purposes of Section 12.2(j)(i) and (ii), the value of Account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances of a Participant
                                  (1) who is not a Key Employee but who was a
                                  Key Employee in a prior year, or (2) who has
                                  not received any Compensation from the
                                  Employer at any time during the five-year
                                  period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions,
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                                  rollovers, and transfers are taken into
                                  account will be made in accordance with
                                  Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of Account balances will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(c) of the Code.

            (k) VALUATION DATE means the most recent date used for determining costs under Section 412 of the Code which falls within the 12-month period ending on the Determination Date.


12.3        MINIMUM ACCRUED BENEFIT

            (a) The Accrued Benefit of any non-Key Employee Participant on or after the first day of the first Plan Year the Plan is determined to be Top-Heavy shall not be less than 2% of his Average Compensation times his full and fractional Years of Service to a maximum of 10 Years of Service.
                     For purposes of this Subsection, Years of Service shall not include Service before January 1, 1984, before the Participant's date of Plan participation, while under the jurisdiction of a collective bargaining agreement or during any Plan Year the Plan is determined not to be Top-Heavy. The minimum benefit payable upon such Participant's Retirement at his Deferred Retirement Date shall be the greater of the retirement income based on such Service at his actual Retirement Date or the Actuarial Equivalent of the minimum benefit which would have been provided at his Normal Retirement Date. Such benefit shall be reduced by the amount of any retirement income (converted to the life only annuity form) provided for him under all other Defined Benefit Plans maintained by the Employer.

            (b) For purposes of this Section, only benefits derived from Employer contributions are to be taken into account to determine whether the minimum benefit has been satisfied.

            (c) For purposes of this Section, Average Compensation means the Participant's Compensation averaged over the five full consecutive years for which the Participant had the highest Compensation and which end before the Plan Year that the Plan ceases to be Top-Heavy. Compensation during any year the Participant is not credited with a full Year of Service shall not be included in this average.

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


            (d) An Eligible Employee who has not met the 1,000 hour requirement for eligibility in accordance with Article 2 shall not be considered a Participant for purposes of this Section.

            (e) An employee of a business entity which has not adopted the Plan shall not be considered a Participant for purposes of this Section unless also employed by the Company.

            (f) The minimum accrued benefit required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or 411(a)(3)(D).

12.4        MINIMUM VESTING

            (a) The following vesting schedule shall be substituted for the vesting schedule under Section 5.3 as of the first day of the first Plan Year the Plan is determined to be Top-Heavy for persons not under the jurisdiction of a collective bargaining unit.

                          NUMBER OF YEARS         PERCENTAGE OF ACCRUED BENEFIT
                          ---------------         -----------------------------

                       Less than 2 full years                0%
                               2 full years                 20%
                               3 full years                 40%
                               4 full years                 60%
                               5 full years                 80%
                       6 or more full years                100%

            (b) If the Plan ceases to be Top-Heavy, all Participants with three or more Years of Service as of the beginning of such Plan Year, shall continue to be covered by the above schedule. All other Participants shall, for each succeeding Plan Year, be entitled to the vested percentage determined under the schedule in Section 5.3, provided that such vested percentage shall not be less than the vested percentage determined under the schedule in Subsection (a) as of the last day of the last Plan Year the Plan was Top-Heavy.

12.5        LIMITATION ON BENEFITS

            For each Plan Year the Plan is determined to be Top-Heavy or Super Top-Heavy, the reference to "1.25" in Item (1) of Paragraphs (B) of Subsections 4.5(i)(i) and (ii) will be changed to read "1.0".

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


                                   ARTICLE 13

                               GENERAL PROVISIONS


13.1        EXCLUSIVENESS OF BENEFITS

            The Plan has been created for the exclusive benefit of the Participants and their Beneficiaries. No part of the Trust Fund shall ever revert to the Employer nor shall such Trust Fund ever be used other than for the exclusive benefit of the employees of the Employer and their Beneficiaries, except as provided in Sections 3.1, 3.5 and 10.6, provided, however, that contributions made by the Company by mistake of fact may be returned to the Company within one year of the mistaken payment of the contribution. No person shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement, except to the extent expressly provided in the Plan or Trust Agreement.

13.2        LIMITATION OF RIGHTS

            Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the purchase of Annuities, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary or any other person whomsoever, any legal or equitable right against the Employer, the Committee, or the Trustee, unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Committee or the Employer in accordance with the terms and provisions of the Plan; or as giving any Participant or any other employee of the Employer the right to be retained in the service of the Employer and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

13.3        CONSTRUCTION OF AGREEMENT

            The Plan shall be construed according to the laws of the State in which the Company named under Section 1.12 has its principal place of business, and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State, except where pre-empted by Federal law.

13.4        SEVERABILITY

            Should any provision of the Plan or any regulation adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan, and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

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


13.5        TITLES AND HEADINGS

            The titles and headings of the Sections in this instrument are, except for Article 1, for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

13.6        COUNTERPARTS AS ORIGINAL

            The Plan has been prepared in counterparts, each of which so prepared shall be construed as an original.

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